EXHIBIT 10.50

1


                              1550 WILSON BOULEVARD

                                  DEED OF LEASE

THIS DEED OF LEASE (the "Lease") is made and entered into this 29th day of August 1999, by and between TRIZECHAHN CENTERS, INC., a California corporation d/b/a TRIZECHAHN 1550 WILSON BLVD. MANAGEMENT ("Landlord") and HAGLER BAILLY SERVICES, INC., a Delaware corporation ("Tenant"').

In consideration of the Rent hereinafter reserved and the agreements hereinafter set forth, Landlord and Tenant mutually agree as follows:

1.            DEFINITIONS.

Except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the meanings assigned to them in this Section:

A. Alterations: Any improvements, alterations, fixed decorations or modifications, structural or otherwise, to the Premises, the Building or the Land, as defined below, including but not limited to the installation or modification of carpeting, partitions, counters, doors, air conditioning ducts, plumbing, piping, lighting fixtures, wiring, hardware, locks, ceilings and window and wall coverings.

B.   Base Year: Calendar year 1999.

C. Building: The building located at 1550 Wilson Boulevard in Arlington, Virginia, in which the Premises are located. Except as expressly indicated otherwise, the term "Building" shall include all portions of said building, including but not limited to the Premises, the Common Areas and the garage.

D. Common Areas: Those areas of the Building and/or Land, as the case may be, made available by Landlord for use by Tenant in common with the Landlord, other tenants of the Building and the employees, agents and invitees of Landlord and of such other tenants.

E.  Consumer Price Index (Regular and Base): [intentionally omitted.]

F. Default Rate: That rate of interest which is five (5) percentage points above the annual rate of interest which is publicly announced by NationsBank of D.C. or its successor entity, if applicable ("Nations Bank"), from time to time as its "prime" rate of interest, irrespective of whether such rate is the lowest rate of interest charged by NationsBank to commercial borrowers. In the event that NationsBank ceases to announce such a prime rate of interest, Landlord, in Landlord's reasonable discretion, shall designate the prime rate of interest by another bank located in the Washington, D.C. metropolitan area, which shall be the prime rate of interest used to calculate the default rate.

     G. Fiscal Year: Each consecutive twelve (12) month period during the Term of this Lease that commences on January 1 and concludes on December 31 inclusive.

H. Ground Leases: All ground and other underlying leases from which Landlord's title to the Land and/or the Building is or may in the future be derived. "Ground Lessors" shall denote those persons and entities holding such ground or underlying leases.

I. Holidays: New Years Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, Christmas Day and any other holidays designated by an executive order of the President of the United States or by Act of Congress.

     J. Land: The real estate that supports the Building, and all associated easements.

     K. Tenant's Work: All work to be performed by Landlord under the Work Agreement, including Additional Tenant Work (as defined in Exhibit C).
 L. Lease
Commencement Date: The date this Lease commences, as determined pursuant to Subsection 2.A. below.

M. Lease Year: That period of twelve (12) consecutive calendar months that commences on the first day of the calendar month in which the Lease Commencement Date occurs, and each consecutive twelve (12) month period thereafter. The earliest such twelve (12) month period shall be referred to as the "first Lease Year," and each of the following Lease Years shall similarly be numbered for identification purposes.

N. Mortgages: All mortgages, deeds of trust and similar security instruments which may now or in the future encumber or otherwise affect the Building or the Land, including mortgages related to both construction and permanent financing. "Mortgagees" shall denote those persons and entities holding such mortgages, deeds of trust and similar security instruments.

O. Operating Expenses: All costs and expenses incurred by Landlord during any Fiscal Year, as defined in Subsection 1.G. above, in managing, operating and maintaining the Building and the Land, as determined by Landlord in accordance with generally accepted accounting principles established and regularly applied by Landlord. Such costs and expenses shall include, but not be limited to, the cost of water, gas, sanitary sewer, storm sewer, electricity and other utilities, trash removal, telephone services, insurance, janitorial and char services and supplies, security services, labor costs (including social security taxes and contributions and fringe benefits), charges under maintenance and service contracts (including but not limited to chillers, boilers, elevators, window and security services), central heating and air conditioning, management fees (not to exceed the rate for any comparable building in Arlington, Virginia which Landlord identifies to Tenant, if the management agent is not an affiliate of Landlord), business taxes, license fees, public space and vault rentals and charges, costs, charges and other assessments made by or for any entity operating a business improvement district in which the Building is located, condominium fees, assessments, dues, expenses, and other charges which are paid by Landlord as a result of the Building, the Land or part or all of both being part of a condominium, and the cost of any equipment or services provided by Landlord in connection with the servicing, operation, maintenance, repair and protection of the Building and the Land and related exterior appurtenances (whether or not provided on the Lease Commencement Date). Operating Expenses shall include the cost of capital improvements made by Landlord to manage, operate or maintain the Building which (i) Landlord reasonably contemplates will reduce Operating Expenses or reduce the rate of increase in Operating Expenses from what it otherwise would have been with respect to the item which is the subject of the capital improvement or (ii) are necessary to comply with laws, regulations or utility company requirements, except for conditions existing in violation thereof on the Lease Commencement Date, together with any financing charges incurred in connection therewith, provided that such costs shall be amortized over the useful life of the improvements and only the portion attributable to the Fiscal Year shall be included in Operating Expenses for the Fiscal Year, except that no portion thereof which is attributable to any capital improvement which is completed at any time prior to the expiration of the Base Year shall be included in Operating Expenses for any Fiscal Year (including, but not limited to, the Base Year). Operating Expenses shall not include: (i) Real Estate Tax Expenses, (ii) payments of principal and interest on any Mortgages or any financing costs (including points) and broker fees, (iii) leasing commissions, (iv) costs of preparing, improving or altering any space in preparation for occupancy of any new or renewal tenant, (v) ground rents and any and all other payments associated with a Ground Lease, (vi) any and all special services rendered by Landlord which are not made available to all office tenants at the Building, (vii) those expenses attributable to retail tenants only,
(viii) original construction costs of the Building, (ix) interest and amortization of funds borrowed by Landlord, except as provided above with respect to capital improvements, (x) reserves for repairs, maintenance and replacements, except to the extent actually utilized for such purposes, (xi) salaries, wages, or other compensation paid to employees of any property management organization being paid a fee by Landlord for its services (or to any employees of Landlord who are not assigned to the operation, management, maintenance or repair of the Building, including accounting or clerical personnel and other overhead expenses of Landlord) or any executive above the level of property manager, except to the extent included in any management fee,
(xii) amounts paid to any partners, shareholders, officers or directors of Landlord, for salary or other compensation, (xiii) costs of electricity outside normal business hours sold to tenants of the Building by Landlord or any other special service to tenants in excess of that furnished to Tenant whether or not Landlord receives reimbursement from such tenants as an additional charge, (xiv) expenses for repairs, replacements or improvements arising from the initial construction of the Building to the extent such expenses either (a) are reimbursed to Landlord by virtue of warranties from contractors or suppliers or
(b) result by reason of deficiencies in design or workmanship, (xv) any amounts paid to any person, firm or corporation related to or otherwise affiliated with Landlord or any general partner, officer or director of Landlord or any of its general partners, to the extent the same exceeds arm's-length competitive prices paid in Washington, D.C. for the services or goods provided, (xvi) legal fees and other costs incurred in connection with (a) the negotiation of leases of space in the Building, (b) the enforcement of the rent payment provisions of leases in the Building or in connection with a tenant dispute concerning the rent payment provisions of leases; and (c) disputes with prospective tenants, employees, purchasers or mortgagees of the Building, (xvii) professional accounting fees in connection with the preparation of, or disputes concerning, Landlord's income tax returns, (xviii) costs relating to maintaining Landlord's existence, either as a corporation, partnership or other entity, such as trustee's fees, partnership organization or administration expenses, and deed recordation expenses, (xix) interest or penalties arising by reason of Landlord's failure to timely pay any Operating Expenses or Real Estate Tax Expenses, (xx) compensation paid to clerks, attendants, salespersons or other persons on or in commercial concessions operated in the Building, or costs which are the responsibilities of the garage operator, (xxi) capital improvements to the Building other than those permitted by this Section 1.0, or (xxii) costs incurred in making the Building Year 2000 compliant. In the event that, during any Fiscal Year or portion thereof during the Term, Landlord shall furnish any utility or service which is included in the definition of Operating Expenses to less than one hundred percent (100%) of the rentable area of the Building because (i) less than all of the rentable area of the Building is occupied, (ii) any such utility or service is not desired or required by any tenant, or (iii) any tenant is itself obtaining or providing any such utility or service, then the Operating Expenses for such Fiscal Year shall be increased to equal the total expenses that Landlord reasonably estimates it would have incurred if Landlord had provided all such utilities and services to one hundred percent (100%) of the rentable area of the Building for the entire Fiscal Year. For example, if the average occupancy rate of the Building during a Fiscal Year is eighty percent (80%), the electrical contractor's charges are $1.00 per occupied rentable square foot per year, and the Building contains one hundred thousand (100,000) rentable square feet of space, then it would be reasonable for Landlord to estimate that, if the Building had been one hundred percent (100%) occupied during the entire Fiscal Year, electrical charges for such Fiscal Year would have been One Hundred Thousand Dollars ($100,000) and to compute the Operating Expenses for such Fiscal Year accordingly. In no event shall the provisions of this paragraph be used to enable Landlord to collect from the tenants of the Building more than one hundred percent (100%) of the costs and expenses incurred by Landlord in managing, operating and maintaining the Building and the Land.

P. Premises: 20,477 square feet of rentable area on the fourth (4th) floor of the Building, known as suite(s) 400, as shown on the floor plan attached hereto as Exhibit A. However, the area and plan of the Premises may change in the event of the exercise of any option to expand or contract the Premises set forth in this Lease. The rentable area of the Premises has been determined in accordance with the Greater Washington Commercial Association of REALTORS@ Standard Method of Measurement dated June 13, 1995.

     Q.  Premises'  Standard  Electrical   Capacity.   The  electrical  capacity
sufficient to support Tenant's balanced consumption of five (5) watts per square foot of rentable area.

R. Real Estate Tax Expenses: All taxes and assessments, general or special, ordinary or extraordinary, and foreseen or unforeseen, that are assessed, levied or imposed upon the Building and/or the Land, under any current or future taxation or assessment system or modification of, or supplement or substitute for, such system, whether or not based on or measured by the receipts or revenues from the Building or the Land (including all taxes and assessments for public improvements or any other purpose and any gross receipts or similar taxes). Real Estate Tax Expenses also shall include all reasonable expenses incurred by Landlord in obtaining or attempting to obtain a reduction of any such taxes, rates or assessments, including but not limited to legal fees, but shall not include any taxes on Tenant's Personal Property or other tenants' personal property, which taxes are the sole obligation of each tenant. Under no circumstances shall Real Estate Taxes include any inheritance, estate, succession, transfer, or gift tax, or capital levy or any abatements, reductions or credits received by Landlord and any federal or state tax which is assessed upon Landlord's net income (i.e. any tax which will directly vary based upon the amount of Landlord's net income (for example, the present District of Columbia Unincorporated Business Tax). The foregoing exclusion is not intended to exclude a tax which is based upon an assessment which takes into consideration, among other factors, the Landlord's net rents or net income, which latter tax shall be included in Real Estate Tax Expenses).

S.  Rent: All Base Rent and Additional Rent.
         (1) Base Rent: The amount payable by Tenant pursuant to Subsection 4.A.
         (2) Additional Rent: Ali sums of money payable by Tenant pursuant to this Lease other than Base Rent. (3) Monthly Rent: A monthly installment of Base Rent and Additional Rent, if any, which shall equal one-twelfth
                  (1/12th) of Base Rent and Additional Rent then in effect.

T. Tenant's Personal Property: All equipment, improvements, furnishings and/or other property now or hereafter installed or placed in or on the Premises by and at the sole expense of Tenant or with Tenant's permission (other than any property of Landlord), with respect to which Tenant has not been granted any credit or allowance by Landlord, and which: (i) is removable without damage to the Premises, the Building and the Land, and (ii) is not a replacement of any property of Landlord, whether such replacement is made at Tenant's expense or otherwise. Notwithstanding any other provision of this Lease, Tenant's Personal Property shall not include any improvements or other property installed or placed in or on the Premises as part of Tenant's Work, whether or not any such property was purchased or installed at Tenant's expense.

U. Unavoidable Delay: Any delays due to strikes, labor disputes, shortages of material, labor or energy, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or any other causes beyond the control of Landlord.

     V. Work Agreement: Exhibit C, which terms are hereby expressly incorporated in this Lease.

2.  TERM.

A. Term of Lease: The term of this Lease (the "Term") shall commence on a date (the "Lease Commencement Date"), as defined below, and shall terminate at midnight on the day preceding the seventh (7th) anniversary of the Lease Commencement Date, or such earlier date on which this Lease is terminated pursuant to the provisions hereof (the "Lease Expiration Date"). The Lease Commencement Date shall be the earlier of (i) the earlier of (a) the date Tenant commences occupancy of any part of the Premises, or (b) that date on which Landlord notifies Tenant that Tenant's Work is "substantially complete," as defined in paragraph 6 of the Work Agreement. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord for the Term; or (ii) October 1, 1999.

     B. Declarations: If requested by Landlord at any time during the Term, Tenant promptly will execute a declaration in the form attached hereto as Exhibit B.

C. Effective Date: The rights and obligations set forth in this Lease, except for the obligation to pay Rent and as otherwise specifically provided herein to the contrary, shall become effective on the date of final execution of this Lease.

3.  WORK AGREEMENT.

Landlord agrees to improve the Premises in accordance with the Work Agreement, but shall have no other obligation to make any improvements or alterations to the Premises.

4. RENT.

From and after the Lease Commencement Date, Tenant shall pay to Landlord such Base Rent and Additional Rent as are set forth in this Section 4 and in Section 5 below.

A.  Base Rent: Base Rent shall equal the following amounts:

                                     Base Rent
        Lease                     Per Square Foot                 Base Rent                    Monthly
         Year                         Per Annum                  Per Annum                      Base Rent
           1                           $20.00                    $409,540.00                   .$34,128.33
           2                           $20.60                    $421,826.20                   $35,152.18
           3                           $21.22                    $434,521.94                   $36,210.16
           4                           $21.86                    $447,627.22                   $37,302.27
           5                           $22.52                    $461,142.04                   $38,428.50
           6                           $23.20                    $475,066.40                   $39,588.87
           7                           $23.90                    $489,400.30                   $40,783.36

Tenant shall pay Base Rent to Landlord in equal monthly installments ("Monthly Base Rent") in advance on the first day of each calendar month during the Term, without notice, except that the first monthly installment of Base Rent shall be paid upon execution of this Lease. If the Lease Commencement Date occurs on a date other than the first day of a calendar month, Tenant shall receive a credit equal to the Monthly Base Rent multiplied by the number of days in said calendar month prior to the Lease Commencement Date and divided by the number of days in such month, which credit shall be applied toward the installment of Monthly Base Rent next due hereunder. If the Lease Expiration Date occurs after the expiration of the last numbered Lease Year set forth above in this Section 4.A. for which an amount of Monthly Base Rent is specified, then Monthly Base Rent shall continue to be payable by Tenant at such rate for each month or portion of a month thereafter which is prior to the Lease Expiration Date.

B. Payment: All Base Rent and Additional Rent due and payable to Landlord under this Lease shall be made payable to TrizecHahn Centers, Inc. and delivered to TrizecHahn Centers, Inc. at NationsBank, P.O. Box #631569, Baltimore, MD 21263-1569: provided, however, that at Landlord's sole option, following at least thirty (30) days written notice to Tenant, Tenant shall thereafter make all payments of Base Rent and Additional Rent due and payable to Landlord under this Lease by means of electronic transfers of funds from Tenant's financial institution to Landlord's designated financial institution. Payments of Rent (other than in cash), if initially dishonored, shall not be considered rendered until ultimately honored as cash by Landlord's depository. Except as expressly set forth otherwise in this Lease, Tenant will pay all Rent to Landlord without demand, deduction, set-off or counter-claim.

C. Late Fee: If Tenant fails to make any payment of Rent on or before the date when payment is due on more than one (1) occasion in any calendar year or if, on said one (1) occasion, Tenant falls to make full payment of Rent within five (5) days after the day on which payment is due, then Tenant also shall pay to Landlord a late fee equal to five percent (5%) of the amount that is past due for each month or part thereof until such Rent is fully paid. Said late fee shall be deemed reimbursement to Landlord for its costs of carrying and processing Tenant's delinquent account. Acceptance by Landlord of said late fee shall not waive or release any other rights or remedies to which Landlord may be entitled on account of such late payment.

D. Arbitration: Any statement provided to Tenant by Landlord pursuant to Section 5 below shall be conclusive and binding upon Tenant unless, within sixty (60) days after receipt thereof, Tenant notifies Landlord of the respects in which the statement is claimed to be incorrect. Unless otherwise mutually agreed, any such dispute shall be determined by arbitration in the jurisdiction in which the Premises are located, in accordance with the then current commercial rules of the American Arbitration Association. The costs of the arbitration shall be divided equally between Landlord and Tenant, except that each party shall bear the cost of its own legal fees, unless (i) the arbitration results in a determination that Landlord's statement contained a discrepancy of less than five percent (5%) in Landlord's favor, in which event Tenant shall bear all costs incurred in connection with such arbitration, including, without limitation, reasonable legal fees or (ii) the arbitration results in a determination that Landlord's statement contained a discrepancy of at least five percent (5%) in Landlord's favor, in which event Landlord shall bear all reasonable costs incurred in connection with such arbitration, including, without limitation, reasonable legal fees. Pending determination of any dispute, Tenant shall pay all amounts due pursuant to the disputed statement, but such payments shall be without prejudice to Tenant's position. Upon at least fifteen
(15) days notice to Landlord, Tenant shall have reasonable access during normal business hours and at Tenant's expense, to appropriate books and records of Landlord relating to the amount of expenses covered by the disputed statement, for the purpose of verifying the statement. Any such review shall be made only by Tenant's employees and/or by an auditor hired by Tenant who is a Certified Public Accountant and who is employed on other than a contingent fee basis.

5.  ADDITIONAL RENT.

A. To Cover Consumer Price Index Increases: [intentionally omitted.]


B.  To Cover Increased Operating and Real Estate Tax Expenses:

         (1) Definitions: As used herein, "Increased Operating Expenses" shall equal the amount by which Operating Expenses incurred during such Fiscal Year exceed the Operating Expenses incurred during the Base Year, and "Tenant's Share of Increased Operating Expenses" shall be that percentage of Increased Operating Expenses which is the equivalent of the number of square feet of rentable area in the Premises (20,477 on the Lease Commencement Date) divided by the number of square feet of rentable area of office space in the Building (110,472 on the Lease Commencement Date). As used herein, "Increased Real Estate Tax Expenses" shall equal the amount by which Real Estate Tax Expenses incurred during such Fiscal Year exceed the Real Estate Tax Expenses incurred during the Base Year, and 'Tenant's Share of Increased Real Estate Tax Expenses" shall be that percentage of Increased Real Estate Tax Expenses which is equivalent to the number of square feet of rentable area in the Premises divided by the number of square feet of rentable area (both office and retail) in the Building (129,289 on the Lease Commencement Date). However, in no event shall any of the aforesaid sums be less than zero.

         (2) Payment of Tenant's Share: Commencing on the first anniversary of the Lease Commencement Date, in addition to all other Rent set forth herein, for each Fiscal Year during the Term, Tenant shall pay to Landlord as Additional Rent an amount equal to the sum of Tenant's Share of Increased Operating Expenses and Tenant's Share of Increased Real Estate Tax Expenses; provided, however, that for the Fiscal Years during which the Term begins and ends, Tenant's Share of the aforesaid sum shall be prorated based upon the greater of: (1) the number of days during such Fiscal Year that this Lease is in effect, or (ii) the number of days that Tenant actually occupies the Premises or any portion thereof.

C. Statements:

         (1) [intentionally omitted.]

         (2) Commencing with the Fiscal Year which includes the first anniversary of the Lease Commencement, and for each Fiscal Year thereafter, Landlord shall deliver to Tenant a statement estimating Tenant's Share of Increased Operating Expenses and Increased Real Estate Tax Expenses for such Fiscal Year, which Tenant shall pay in equal monthly installments in advance on the first day of each calendar month during each Fiscal Year. Tenant shall continue to pay such estimated Increased Operating and Real Estate Tax Expenses until Tenant receives the next such statement from Landlord, at which time Tenant shall commence making monthly payments pursuant to Landlord's new statement. With the first payment of Additional Rent herein which is due at least fifteen (15) days after Tenant's receipt of a statement from Landlord specifying Tenant's Share of estimated Increased Operating and Real Estate Tax Expenses payable during the Fiscal Year, Tenant shall pay the difference between its monthly share of such sums for the preceding months of the Fiscal Year and the monthly installments which Tenant has actually paid for said preceding months.

D. Retroactive Adjustments: After the end of the Fiscal Year which includes the first anniversary of the Lease Commencement Date, and after the end of each Fiscal Year thereafter, Landlord shall determine the actual Increased Operating Expenses and Increased Real Estate Tax Expenses for such Fiscal Year, Landlord shall calculate the foregoing sums and shall provide to Tenant a statement of Tenant's Share of Increased Operating Expenses and Increased Real Estate Tax Expenses for the Fiscal Year, which shall be substantially in the form of the statement which is attached hereto as Exhibit F and made a part hereof. Within thirty (30) days after delivery of any such statement, Tenant shall pay to Landlord any deficiency between the amount shown as Tenant's Share of Increased Operating and Real Estate Tax Expenses for the Fiscal Year and the estimated payments made by Tenant. Tenant shall be credited with any excess estimated payments toward subsequent Rent payments by Tenant, or if the Term has expired, Landlord shall refund such amount to Tenant within thirty (30) days following the date of issuance of Landlord's statement if Tenant is not then in default under this Lease.

E. Change In or Contest of Taxes: In the event of any change by any taxing body in the period or manner in which any of the Real Estate Tax Expenses are levied, assessed or imposed, Landlord shall have the right, in its sole discretion, to make equitable adjustments with respect to computing increases in Real Estate Tax Expenses. Real Estate Tax Expenses which are being contested by Landlord shall be included in computing Tenant's Share of Increased Real Estate Tax Expenses under this Section, but if Tenant shall have paid Rent on account of contested Real Estate Tax Expenses and Landlord thereafter receives a refund of such taxes, Tenant shall receive a credit toward subsequent Rent payments in an amount equal to Tenant's Share of such refund, or if the Term has expired, Landlord shall refund such amount to Tenant within thirty (30) days following the date of Landlord's receipt of such refund if Tenant is not then in default under this Lease.

F. Sales, Use or Other Taxes: If during the Term any governmental authority having jurisdiction over the Building or the Land levies, assesses or imposes any tax on Landlord, the Premises, the Building or the Land or the rents payable hereunder, in the nature of a sales tax, use tax or any tax except (i) taxes on Landlord's income, (ii) estate or inheritance taxes, or (iii) Real Estate Tax Expenses, then Tenant shall pay its proportionate share to Landlord within fifteen (15) days after receipt by Tenant of notice of the amount of such tax.

6.  USE.

     A. Permitted Use: Tenant shall use and occupy the Premises solely for office use and for administrative activities directly related thereto and for no other purpose.

B. Legal and Other Restrictions of Tenant's Use: In its use of the Premises, Tenant shall comply with all present and future laws, regulations (including but not limited to fire and zoning regulations) and ordinances of all other public and quasi-public agencies having jurisdiction over the Land or the Building. Tenant shall not use the Land, the Building or use or occupy the Premises for any unlawful, disorderly or hazardous purposes or in a manner which will interfere with the rights of Landlord, other tenants or their invitees or in any way injure or annoy any of them.

C. Landlord's Compliance with Laws: Landlord shall make reasonable efforts to comply with all present and future laws, governmental regulations and ordinances and shall correct such conditions which may be in violation of any such laws, regulations or ordinances which may occur with respect to the Building or the Land, provided that (a) such compliance is not the responsibility of Tenant or of any other tenant(s) at the Building and (b) Landlord has obtained actual knowledge of the existence of such condition which constitutes such noncompliance with an applicable law, regulation or ordinance.

7.  CARE OF PREMISES.

Tenant shall at its expense keep the Premises (including all improvements, fixtures and other property located therein) in a neat and clean condition and in good order and repair, and will suffer no waste or injury thereto. Tenant shall surrender the Premises at the end of the Term in as good order and condition as they were in on the Lease Commencement Date, ordinary wear and tear excepted.

B.  ALTERATIONS BY TENANT.

A. Making of Alterations; Landlord's Consent: Tenant shall not make or permit to be made any Alterations without the prior written consent of Landlord both as to whether the Alterations may be made and as to how and when they will be made. Notwithstanding the foregoing, (i) Landlord shall not unreasonably withhold, condition or delay its consent to Alterations which would not affect any of the structural components of the Building or any of the plumbing, electrical, heating, ventilating or air conditioning systems of the Building and would not be visible from the exterior of the Premises or of the Building, and (ii) the consent of Landlord shall not be required with respect to painting of the walls in the Premises, installation of wall covering in the Premises, and replacement or installation of carpeting in the Premises, provided that, in each instance, Tenant provides Landlord with written notice of the work which is proposed to be performed pursuant to this clause (ii) at least ten (10) days in advance of the performance of such work and Tenant's contractors comply with all of the Building's regulations. Any Alterations shall be made at Tenant's expense, by its contractors and subcontractors and in accordance with complete plans and specifications approved in advance in writing by Landlord, and only after
Tenant: (i) has obtained all necessary permits from governmental authorities having jurisdiction and has furnished copies thereof to Landlord, (ii) has submitted to Landlord an architect's certificate that the Alterations will conform to all applicable laws and regulations, and (iii) has complied with all other requirements reasonably imposed by Landlord, including without limitation any requirements due to the underwriting guidelines of Landlord's insurance carriers. Landlord's consent to any Alterations and approval of any plans and specifications constitutes approval of no more than the concept of these Alterations and not a representation of warranty with respect to the quality or functioning of such Alterations, plans and specifications. Tenant shall be and is solely responsible for the Alterations and for the proper integration thereof with the Building, the Building's systems and existing conditions. Landlord shall have the right, but not the obligation, to supervise the making of any Alterations. If any Alterations are made without the prior written consent of Landlord, or which do not conform to plans and specifications approved by Landlord or to other conditions imposed by Landlord pursuant to this Section, Landlord may, in its sole but reasonable discretion, correct or remove such Alterations at Tenant's expense. Following completion of any Alterations, at Landlord's request, Tenant e4her--shall deliver to Landlord a complete set of "as built" plans showing the Alterations or, if Tenant does not provide same to Land lord with i n ten (10) business days following completion of the Alterations, then Tenant shall reimburse Landlord for any expense incurred by Landlord in causing the Building plans to be modified to reflect the Alterations.

B. No Liens: Tenant shall take all necessary steps to ensure that no mechanic's or materialmen's liens are filed against the Premises, the Building or the Land as a result of any Alterations made by the Tenant. If any mechanic's lien is filed, Tenant shall discharge the lien within ten (10) days thereafter, at Tenant's expense, by paying off or bonding the lien.

9.  EQUIPMENT.

A. Permitted Equipment: Tenant shall not install or operate in the Premises any equipment or other machinery that, in the aggregate, will cause Tenant to use more than the Premises' Standard Electrical Capacity, without: (i) obtaining the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), who may condition its consent upon the payment by Tenant of Additional Rent for additional consumption of utilities, additional wiring or other expenses resulting therefrom, (ii) securing all necessary permits from governmental authorities and utility companies and furnishing copies thereof to Landlord, and (iii) complying with all other requirements reasonably imposed by Landlord. Prior to the Lease Commencement Date, Tenant shall provide Landlord with a list of all equipment that Tenant intends to install or operate in the Premises which operate on more than one hundred twenty (120) volts, and Tenant shall provide Landlord with an updated list of such equipment prior to the installation or use of any additional equipment which operates on more than one hundred twenty (120) volts. Tenant shall not install any equipment or machinery which may necessitate any changes, replacements or additions to or material changes in the use of water, heating, plumbing, air conditioning or electrical systems of the Building without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, it being agreed that in determining whether to consent to any such change, replacement or addition Landlord may consider, inter alia, any noise, smell, heat, cost to Landlord, liability to Landlord, or adverse impact on the marketability of the Premises following the expiration of the Term of this Lease or on the marketability of any other space in the Building during or after the Term of this Lease, and any adverse impact of any nature on the operation, maintenance, or management of the Building or any portion thereof, which may result from the proposed change, replacement or addition.

B. Payment For Excess Utility Usage: If Tenant's equipment shall result in electrical demand in excess of the Premises' Standard Electrical Capacity, Landlord shall have the right, in its sole but reasonable discretion, to install additional transformers, distribution panels, wiring and other applicable equipment at the expense of Tenant. None of the equipment so installed shall be deemed to be Tenant's Personal Property. If at any time during the Term, Tenant's connected electrical load from its use of equipment and fixtures (including incandescent lighting and power), as estimated by Landlord, exceeds the Premises' Standard Electrical Capacity, then Landlord may, at its option:
(i) install separate electrical meter(s) for the Premises, or (ii) cause a survey to be made by an independent electrical engineer or consulting firm to determine the amount of electricity consumed by Tenant beyond the Premises' Standard Electrical Capacity. Tenant shall reimburse Landlord for the cost of the installation of said meter(s) or completion of said meter(s) or survey, and shall pay as Additional Rent the cost of any electricity in excess of an average of the Premises Standard Electrical Capacity, at the rate charged by the utility company providing such electricity, assuming continuous business hours, within ten (10) days after receipt of any bill therefor from Landlord for such excess utility usage, only if said meter or survey reflects that Tenant's equipment has resulted in electrical demand in excess of the Premises' Standard Electrical Capacity.

C. Noise; Vibration; Floor Load: Business machines and equipment belonging to Tenant, which cause noise or vibration that may be transmitted to any part of the Building to such a degree as to be objectionable to Landlord or to any tenant of the Building, shall be installed and maintained by Tenant at Tenant's expense on devices that eliminate the noise and vibration. Tenant shall not place any load upon the floor of the Premises which exceeds the per square foot load the floor was designed to carry (eighty (80) pounds per square foot for live loads and twenty (20) pounds per square foot for dead loads).

10.  OWNERSHIP AND REMOVAL OF PROPERTY.

A. Landlord's Property: Any Alterations and other improvements and any equipment, machinery, furnishings and other property, installed or located in the Premises, the Building or the Land by or on behalf of Landlord or Tenant, except for Tenant's Personal Property: (i) shall immediately become the property of Landlord, and (ii) shall be surrendered to Landlord with the Premises as a part thereof at the end of the Term; provided, however, that if Landlord requests Tenant to remove any Alterations installed by or on behalf of Tenant, Tenant shall cause the same to be removed at Tenant's expense on or before the Lease Expiration Date, or shall reimburse Landlord for the cost of such removal, as elected by Landlord (unless Landlord expressly waives in writing the right to require such removal at the time Landlord give its consent to the making of such Alterations). Notwithstanding the foregoing, (1) with respect to all Alterations made pursuant to the Office Space Work Agreement attached hereto as Exhibit C, Landlord shall specify which, if any, of such Alterations Tenant shall be required to remove at the end of the Term at the time Landlord approves the plans and specifications for such Alterations, and (ii) with respect to all other Alterations, Tenant, upon submitting its request to Landlord to make such Alterations, shall have the right to request therein that Landlord specify whether and to what extent Landlord will require Tenant to remove the Alterations in question at the end of the Term. If Tenant shall fall to request such information in its request to make any Alterations specified in clause (ii) in the preceding sentence, such right shall be deemed null and void as to the Alterations in question, and all such Alterations shall thereafter be subject to the exercise of Landlord's rights and to Tenant's obligations set forth in the first sentence of this Section 10.A. If Tenant submits its request for such information in accordance with the foregoing provisions and Landlord consents to the Alterations requested, Landlord shall, together with its consent, specify in writing whether and to what extent it will require Tenant to remove the Alterations in question at the end of the Term, and if Landlord fails so to specify, Tenant shall have no further obligation to remove the Alterations which were the subject of Tenant's request.

B. Removal of Property At End of Term: Tenant shall remove all of Tenant's Personal Property, and all computer cabling and wiring installed by or on behalf of Tenant (irrespective of whether such cabling and wiring constitutes Tenant's Personal Property under the terms of this Lease, and at Tenant's expense, using a contractor approved in advance by Landlord in writing), from the Building and the Land on or before the Lease Expiration Date. Any personal property belonging to Tenant or to any other person or entity which is left in the Building or on the Land after the date this Lease is terminated for any reason shall be deemed to have been abandoned. In such event, Landlord shall have the right to store such property at Tenant's sole cost and/or to dispose of it in whatever manner Landlord considers appropriate, without waiving its right to claim from Tenant all expenses and damages caused by Tenant's failure to remove such property, and Tenant and any other person or entity shall have no right to compensation from or any other claim against Landlord as a result.

11.  LANDLORD'S ACCESS TO PREMISES.

Landlord may at any reasonable time upon reasonable prior notice to Tenant (which notice maybe given orally and which notice shall not be required in the event of an emergency) enter the Premises to examine them, to make alterations or repairs thereto or for any other purposes which Landlord considers necessary or advisable; however, in the case of any emergency, Landlord and its agents may enter the Premises at any time and in any manner. Tenant shall allow the Premises to be exhibited by Landlord: (i) at any reasonable time to representatives of lending institutions or to prospective purchasers of the Building, and (ii) at any reasonable time to persons who may be interested in leasing the Premises. Landlord reserves the right and shall be permitted reasonable access to the Premises to install facilities within and through the Premises and to install and service any systems deemed advisable by Landlord to provide services or utilities to any tenant of the Building, provided that (a) the square footage of the Premises is not reduced, and (b) Tenant's use of the Premises is not materially adversely affected during the time in which Landlord performs such service or makes any installation.

12  SERVICES AND UTILITIES.

     A. Services Provided: As long as Tenant is not in Default, as defined in Subsection 19.A. below, Landlord shall provide the following to Tenant, without additional charge, except as otherwise provided herein (including, but not limited to, as provided in Sections 5 and 1.0. hereof):

     (1) Elevator service for common use, subject to call at all times, including Sundays and Holidays. (2) Central heating and air conditioning from 8:00 a.m. until 6:00 p.m. on weekdays and from 8:00 a.m. until 1:00 p.m. on Saturdays, exclusive of Holidays, during the seasons of the year and within the temperature ranges usually furnished in comparable office buildings in the city (or, if not a city, other local jurisdiction) in which the Building is located, such that, during the hours from 8:00 a.m. to 6:00 p.m. on weekdays, the temperature in the Premises shall not exceed 75 degrees Fahrenheit with fifty percent (50%) relative humidity in the Summer and shall not be lower than 70 degrees Fahrenheit in the Winter. Landlord shall provide heat and air conditioning at other times at Tenant's expense, provided that Tenant gives Landlord notice by 1:00 p.m. on weekdays for after-hour service on the next weekday, two (2) business days' notice before a Holiday for service on such Holiday and two (2) business days' notice for after-hour service on Saturday or Sunday. Landlord shall charge Tenant for such after-hour, Holiday and special weekend service at the prevailing rates necessary for Landlord to recover its actual direct cost of providing such service, including, but not limited to, the cost of compensation and all fringe benefits for employees providing such service; provided, however, that Landlord shall provide Tenant with up to an aggregate of eight (8) hours of after-hour HVAC service during each Lease Year of the Term at no additional charge from time to time to other tenants of the Building.

(3) Cleaning and char services in Landlord's standard manner after 6:00 p.m. on weekdays (other than Holidays), and in accordance with the specifications attached hereto and made a part hereof as Exhibit G.

(4) Electrical facilities to furnish electricity up to the Premises' Standard Electrical Capacity (including the replacement of Building standard light bulbs in Building standard light fixtures, it being agreed that if Landlord replaces any other light bulbs in the Premises, Tenant shall pay Landlord the cost of such bulbs and all labor costs incurred by Landlord in connection therewith within fifteen
                  (15) days after Landlord's written demand therefor).

(5)      Rest room facilities.

(6) Routine maintenance, painting and electrical lighting service for all Common Areas of the Building in such manner as provided in comparable buildings in Arlington, Virginia.

(7)               Reasonable  access to the  Premises at all times  (twenty-four
                  (24) hours per day, seven (7) days per week), subject to such security procedures, restrictions and other regulations as Landlord may promulgate. Landlord shall initially provide Tenant, at Landlord's expense, with such number of keys or access cards, as the case may be, as are reasonably requested by Tenant, and thereafter all replacements thereof and additional keys or access cards shall be provided by Landlord at Tenant's expense.

(8)      A listing on the Building directory.

B. Failure to Provide Services: Landlord shall have no liability to Tenant or others based on any failure by Landlord to furnish the foregoing, due to Unavoidable Delays, repair or maintenance work or any other reason, and such failure shall neither render Landlord liable for damages to either person or property, nor be construed as an eviction of Tenant, nor cause a diminution or abatement of Rent nor relieve Tenant of any of Tenant's obligations hereunder. Notwithstanding the foregoing, if any of the services described in Section 12.A. hereof is suspended and such suspension renders all or substantially all of the Premises untenantable and continues for more than five (5) business consecutive days, then all Rent due hereunder shall be abated for the period commencing on the sixth (6th) business day of such suspension and concluding on the date that Landlord gives Tenant written notice that the service has been restored.

C. Conservation: Tenant hereby agrees to comply with all energy conservation procedures, controls and requirements instituted by Landlord pursuant to any government regulations or otherwise, including but not limited to controls on the permitted range of temperatures, the volume of energy consumption or the hours of operation of the Building. Institution by Landlord of such controls and requirements shall not entitle Tenant to terminate this Lease or to an abatement of any Rent payable hereunder.

D. Recycling: Without limiting the foregoing, Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of the jurisdiction in which the Building is located and of the federal, municipal, and local governments, departments, commissions, agencies and boards having jurisdiction over the Building to the extent that they or this Lease impose on Tenant duties and responsibilities regarding the collection, sorting, separation, and recycling of trash. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this Section 12.D., and, at Tenant's sole cost and expense, shall indemnify, defend and hold Landlord harmless (including legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, using counsel reasonably satisfactory to Landlord.

13.  RULES AND REGULATIONS.

Tenant shall abide by and observe the rules and regulations attached hereto as Exhibit D and such other rules and regulations as may be made by Landlord from time to time as are generally applicable to all office tenants in the Building, provided that such rules and regulations shall not be materially inconsistent with the provisions of this Lease. Nothing contained in this Lease or in any rules and regulations shall be interpreted to impose upon Landlord any obligations to enforce against any tenant its rules and regulations, or the provisions of any lease with any other tenant, and Landlord shall not be liable to Tenant or any other entity for any violation of said rules, regulations or lease provisions.

14.  REPAIR OF DAMAGE CAUSED BY TENANT: INDEMNIFICATION.

A. Repairs: Except as otherwise expressly provided in this Lease, all injury, breakage and damage to the Land, the Building or the Premises, caused by any act or omission of Tenant shall be repaired by and at the sole expense of Tenant, except that in the event that Tenant fails to make such repairs within the time designated by Landlord, which shall be not less than five (5) business days following written notice by Landlord to Tenant or such shorter period of time as Landlord, in its sole discretion, determines is appropriate under the circumstances, then, in such event, Landlord shall have the right, at its option, to make such repairs and to charge Tenant for all costs and expenses incurred in connection therewith as Additional Rent payable within ten (10) days after the rendering of a bill therefor. Tenant shall notify Landlord promptly of any injury, breakage or damage to the Land, the Building, or the Premises caused by Tenant.

B. Indemnification: Tenant hereby agrees to indemnify and hold Landlord harmless from and against all costs, damages, claims, liabilities and expenses, including reasonable attorneys' fees, suffered by or claimed against Landlord, directly or indirectly, based on, arising out of or resulting from: (i) Tenant's use and occupancy of the Premises or the business conducted by Tenant therein or Tenant's presence in the Building or on the Land (ii) the making by Tenant of any Alterations, (iii) any act or omission of Tenant or its employees, agents or invitees, and (iv) any breach or default by Tenant in the observance or performance of its covenants and obligations under this Lease; provided, however, that Tenant's obligations to indemnify and hold Landlord harmless pursuant to this Section 14.B. shall not extend to (a) any actions by any person who is not an agent, employee, independent contractor, or invitee of Tenant or Landlord, or (b) any actions of Landlord's agents, employees, independent contractors, or invitees unless they are the result of an effort by Landlord to cure a Default by Tenant under this Lease or to exercise any right of Landlord to replace, remove or repair any unauthorized Alteration by Tenant, to take any action that Tenant was obligated to take under this Lease but did not take, to correct any violation by Tenant of any of the Rules and Regulations, or to otherwise enforce the provisions of this Lease.

15  LIMITATION ON LANDLORD LIABILITY.

A. Liability Standard: Landlord shall not be liable to Tenant or any other individual or entity for any damage, loss or claim whatsoever, except damages, losses and claims that are the direct result of Landlord's gross negligence or willful misconduct; however, in no event shall Landlord be liable for consequential damages.

B. Limitation on Total Liability: Notwithstanding any other provision of this Lease, it is expressly understood and agreed that the total liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant hereunder and/or Tenant's use of the Premises, shall be limited to the estate of Landlord in the Building. No other property or assets of Landlord or any partner or owner of Landlord shall be subject to levy, execution, or other enforcement proceedings or other judicial process for the satisfaction of any judgment or any other right or remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant hereunder and/or Tenant's use of the Premises.




16.  FIRE AND OTHER CASUALTY.

If the Premises shall be damaged by fire or other casualty, other than as a result of the repeated negligence or any act of willful misconduct of Tenant, the Lease shall not terminate and, upon adjustment of insurance claims, Landlord shall repair the damage, provided that Landlord shall have no obligation to repair damage to or replace Tenant's Personal Property. Except as otherwise provided herein, if any part of the Premises are rendered untenantable by reason of any such damage, Rent shall abate from the date of the damage to the date the damage is repaired, as determined by Landlord, in the proportion that the area of the untenantable part bears from time to time to the total area of the Premises. No compensation or reduction of Rent shall be paid or allowed for inconvenience, annoyance or injury to Tenant or Tenant's business arising from any damage to or repair of the Premises or the Building.

Notwithstanding the foregoing, if Landlord does not receive sufficient insurance proceeds to fully repair the damage, or if the Building shall be so damaged that, as determined by Landlord, substantial reconstruction of the Premises or the Building is required (whether or not the Premises have been damaged), then
(i) Landlord, at its option, may give Tenant, within sixty (60) days after the casualty, written notice of termination of this Lease, and this Lease and the Term shall terminate (whether or not the Term has commenced) upon the expiration of thirty (30) days from the date of the notice, with the same effect as if the new expiration date had been the date initially fixed for expiration of the Term, and all Rent shall be apportioned as of such date, and (ii) if Landlord determines that the repairs and restoration cannot be substantially completed within two hundred twenty-five (225) days after the date of such damage or destruction, Landlord shall notify Tenant of such determination. For a period of thirty (30) days after such determination, Tenant shall have the right to terminate this Lease by giving written notice to Landlord, provided that the damage or destruction was not caused by the act or omission of Tenant or any of its employees or agents. If this Lease is terminated pursuant to the foregoing provisions, then this Lease shall terminate (whether or not the Term has commenced) upon the expiration of thirty (30) days after the date of the termination notice, with the same effect as if the termination date had been the date initially fixed for the expiration of the Term, and all Rent from the date of the casualty, damage or destruction shall be apportioned and, subject to abatement as aforesaid, shall be paid to the date of termination.

If the Premises or the Building shall be damaged by fire or other casualty due to the negligence or misconduct of Tenant: (i) Landlord shall have no obligation to repair the Premises or the Building, (ii) this Lease shall, at Landlord's option, not terminate, (iii) Landlord may at Tenant's expense repair the damage, and (iv) Landlord may pursue any legal and equitable remedies available to it.

17.  TENANT INSURANCE.

A. Types of Insurance Required: Tenant, at its expense, shall obtain and maintain in effect at all times during the Term an insurance policy providing the following coverage:

(1) An "all risk" insurance policy covering all of Tenant's Personal Property within, and improvements and alterations to, the Premises for not less than the full replacement value thereof. All proceeds of such insurance shall be used to repair or replace the items so insured.
(2) A commercial general liability policy on an occurrence basis, with the following limits:

         Each occurrence limit for bodily injury and property damage                    $1,000,000
         General aggregate                                                              $2,000,000
         Product/completed operations aggregate                                         $2,000,000
         Fire damage legal liability                                                       $50,000
         Medical payments (any one person)                                                  $5,000

Said insurance shall name Landlord (in care of Landlord's  management  agent and referring  to the  Building by its  address),  Landlord's  management  agent and
Mortgagee as an additional insured. The policy shall protect Landlord, Landlord's management agent, and the Mortgagee against any liability for bodily injury, personal injury, death or property damage occurring upon, in or about the Premises, the Building or the Land or arising out of or relating to any risks against which Tenant is required to indemnify Landlord, Landlord's management agent and the Mortgagee. From time to time during the Term, Landlord may require Tenant to increase said limits of said insurance to the limits of liability insurance then customarily required of tenants of other comparable office buildings in the city (or, if not a city, other local jurisdiction) in which the Building is located.

B. Required Provisions of Policies: All insurance policies required to be maintained by Tenant under this Lease must: (i) be issued by insurance companies approved by Landlord in its reasonable discretion; (ii) be in form and have content satisfactory to Landlord; (iii) be written as primary policy coverage and not contributing to or in excess of any coverage which Landlord or the Mortgagees may carry; (iv) contain an express waiver of any right of subrogation by the insurance company against Landlord, the Mortgagees and the Landlord's and the Mortgagees' employees and agents; and (v) provide that the policy may not be cancelled or permitted to lapse unless Landlord shall have received at least fifteen (15) days prior written notice of cancellation or non-renewal. Tenant shall deliver to Landlord (in care of Landlord's management agent and referring to the Building by its address) certificates at least ten (10) days before the Lease Commencement Date and at least thirty (30) days before the renewal of any policies and shall provide a copy of the original policy if so requested by Landlord. Any insurance required of Tenant under this Section may be carried under a blanket policy, provided that said policy shall specifically set forth the amount of insurance allocated to this Lease.

C. Effect of Tenant's Activities on Insurance: Tenant shall not conduct or permit to be conducted any activity, or place any equipment in or about the Land, the Building or the Premises which will increase the rate of, or make void or voidable, any fire or other insurance maintained or required to be maintained by Landlord or any Mortgagee on the Building, the Land or the property kept thereon or therein, which will conflict with the provisions of any such insurance policy or which will make it impracticable for Landlord to obtain insurance covering any risks against which Landlord reasonably deems it advisable to obtain insurance. In the event any increases in the rates of such insurance are, in Landlord's reasonable judgment, due to Tenant's presence in the Building, to any activity conducted or property installed or placed by Tenant on or about the Land, the Building or the Premises or to Alterations installed by Tenant or at Tenant's request, Tenant shall reimburse Landlord for the amount of such increases promptly upon demand therefor. Statements by the applicable insurance company or insurance rating bureau that such increases are due to any activity, property or improvements shall be conclusive for the purposes of determining Tenant's liability hereunder.

D. Termination Right: Landlord shall have the right to terminate this Lease upon thirty (30) days notice to Tenant in the event Landlord receives notice from any of Landlord's insurance carriers that such carrier intends to cancel its insurance on the Building, or to increase the cost of such insurance by more than one hundred percent (100%) above the premium payable by Landlord immediately prior to such notice, due to the activities of Tenant or the presence of Tenant in the Building. However, Landlord shall not terminate this Lease in the event Landlord is a-ble, with good faith efforts, to obtain equivalent insurance from an insurance carrier satisfactory to Landlord at a premium not more than one hundred percent (100%) greater than the premium for the cancelled insurance; provided that Tenant shall reimburse Landlord for all additional premiums charged to Landlord by such new insurance carrier. It is expressly understood that Landlord shall not have the right to terminate this Lease pursuant to this Subsection D. if any cancellation or rate increase is due to factors generally applicable to the insurance or rental market, rather than to Tenant's activities or presence in the Building.

E. Waiver. Except for gross negligence and intentional acts, Landlord and Tenant hereby each waive and release each other from any and all liabilities, claims and losses for which Landlord or Tenant is or may be held liable, to the extent either party: (i) receives insurance proceeds on account thereof, or (ii) is required to maintain insurance pursuant to this Section, whichever is greater.

F. Landlord's Insurance: Landlord shall obtain and maintain in effect at all times during the Term, fire and extended coverage insurance insuring the Building (exclusive of footings and foundations) (but not the property or equipment of Tenant, its employees, agents, licensees, or invitees) against loss or damage by fire either with "all-risk" property insurance or with extended coverage, in an amount sufficient to prevent Landlord from becoming a co-insurer within the terms of the applicable policy or applicable law, issued by a company or companies licensed to do business in the Commonwealth of Virginia, by policies that shall provide that the proceeds payable in connection with the loss, if any, shall be payable to Landlord or Landlord's Mortgagee. Landlord's insurance policy shall contain a waiver of any right of subrogation by Landlord's insurance company against Tenant, its agents or insurance companies.

18.  CONDEMNATION.

A. Landlord's Right to Terminate: If a substantial part of the Premises, the Building or the Land is taken or condemned by any governmental authority for any purpose or is granted to any authority in lieu of condemnation (collectively, a "taking"), Landlord shall have the right in its sole discretion to terminate this Lease by written notice to Tenant, and upon the giving of such notice, the Term shall terminate as of the date title vests in the authority, and Rent shall be abated as of that date. For purposes of this Section, a substantial part of the Premises, the Land or the Building shall be considered to have been taken if, in the sole opinion of Landlord, the taking shall render it commercially undesirable for Landlord to permit this Lease to continue or to continue operating the Building.

B. Adjustment of Rent: If a portion of the Premises is taken and Landlord does not elect to terminate this Lease pursuant to the preceding paragraph, then Rent shall be equitably adjusted as of the date title vests in the authority and this Lease shall otherwise continue in full force and effect.

C. Division of Award: Tenant shall have no claim against Landlord arising out of or related to any taking, or for any portion of the amount that may be awarded as a result, and Tenant hereby assigns to Landlord all its rights, title and interest in and to any such award; provided, however, that Tenant may assert any claim it may have against the authority for compensation for Tenant's Personal Property and for any relocation expenses compensable by statute, as long as such awards shall be made in addition to and stated separately from the award made for the Land, the Building and the Premises.

19.  DEFAULT.

     A. Default of Tenant: The following events shall be a default by Tenant (a "Default") under this Lease:

     (1) Failure of Tenant to pay Rent as and when due, if the failure continues for five (5) days after notice from Landlord specifying the failure.

(2) Failure of Tenant to comply with or perform any covenant or obligation of Tenant under this Lease, other than those concerning the payment of Rent, if the failure continues for thirty (30) days after notice from Landlord to Tenant specifying the failure; provided, however, that with respect to any failure to comply with or perform any covenant or obligation which is not curable within such 30 day period, if (i) Tenant has expeditiously commenced to cure same, (ii) the failure does not adversely affect the Building or other tenants therein and does not result in any liability to, or expenditure of funds by, Landlord, and (iii) Tenant diligently pursues the cure of such condition, the cure period shall be extended to the time necessary to cure the condition, not to exceed a total of sixty (60) days (inclusive of the original 30 days).
(3) If, in Landlord's reasonable opinion, Tenant's activities or presence in the Premises results in a significant, continuing or repeated threat of physical danger to other tenants and/or users of the Building, whether or not Tenant is capable of controlling such threat.

     (4)  If  Tenant,  any  guarantor  of  Tenant's  performance   hereunder  (a
     *Guarantor) or, if Tenant is a partnership, any partner of Tenant ("Partner"), shall file a voluntary petition in bankruptcy or insolvency, shall be adjudicated bankrupt or insolvent or shall file a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other law, or shall make an assignment for the benefit of creditors, or shall seek or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of any Guarantor or Partner or of all or any part of the property of Tenant or of such Guarantor or Partner.

     (5) If, within thirty (30) days after the commencement of any proceeding against Tenant or a Guarantor or Partner, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future applicable federal, state or other law, such proceeding shall not have been dismissed or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant or any Guarantor or Partner, or of all or any part of the property of Tenant or of any Guarantor or Partner, without the acquiescence of such individual or entity, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall have been issued against the property of Tenant or of any Guarantor or Partner, pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied.

     (6) If Tenant fails to take possession of the Premises on the Lease Commencement Date or vacates or abandons the Premises prior to the Lease Expiration Date, with or without an intention of paying Rent; provided, however, that if (i) Tenant gives Landlord at least thirty (30) days prior written notice that it intends to vacate the Premises, (11) Tenant pays the full amount of all Rent due under this Lease while the Premises are vacant,
     (111) the fact that the Premises are vacant does not adversely affect the Building or other tenants therein and does not result in any liability to, or expenditure of funds by, Landlord, and (iv) Tenant leaves the Premises in a condition satisfactory to Landlord and continues to maintain the Premises in a condition satisfactory to Landlord throughout the remainder of the Term, then, and in such event only, Tenant shall not be deemed to be in Default under this Section 19.A.(6) and Landlord shall have the right, exercisable by sending written notice to Tenant, to sublet from Tenant for the balance of the Term of this Lease all or any portion of the Premises, or to terminate this Lease as to all or any portion of the Premises, which rights of Landlord as to subletting and termination shall be exercisable by Landlord in its sole discretion.

     B. Remedies Upon Default: Upon the occurrence of a Default, Landlord shall have the right, then or at any time thereafter.

     (1) Without demand or notice, to reenter and take possession of all or any part of the Premises, to expel Tenant and those claiming through Tenant and to remove any property therein, either by summary proceedings or by any other action at law, in equity or otherwise, with or without terminating this Lease, without being deemed guilty of trespass and without prejudice to any other remedies of Landlord for breach of this Lease, and/or

(2) To give Tenant written notice of Landlord's intent to terminate this Lease, and on the date specified in Landlord's notice, Tenant's right to possession of the Premises shall cease and this Lease shall terminate.

If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done shall cease, without prejudice to Landlord's right to recover from Tenant all Rent, as set forth in Subsections C. and D. below. If Landlord elects to reenter pursuant to Subsection B.(1) above, Landlord may terminate this Lease, or, from time to time without terminating this Lease, may relet all or any part of the Premises as the agent of Tenant, for such term, at such rental and upon such other provisions as Landlord deems acceptable, with the right to make any alterations and repairs to the Premises that Landlord deems appropriate, at Tenant's expense. No such reentry or taking of possession of the Premises shall be construed as an election to terminate this Lease, unless notice of such intention is given pursuant to Subsection B.(2) above, or unless termination be decreed by a court of competent jurisdiction at the instance of Landlord. Landlord shall in no event be under any obligation to relet any part of the Premises.

C. Liability of Tenant: If Landlord terminates this Lease or reenters the Premises (with or without terminating this Lease), Tenant shall remain liable (in addition to all other liabilities of Tenant accrued at the time of the Default) for the sum of (i) any unpaid Rent accrued prior to the time of termination and/or reentry, as the case may be, plus interest thereon from the due date at the Default Rate, (ii) all Base Rent and Additional Rent provided for in this Lease from the time of termination and/or reentry, as the case may be, until the date this Lease would have expired had a Default not occurred, plus interest thereon from the due date at the Default Rate, (iii) any and all expenses (including but not limited to reasonable attorneys' and brokerage fees) incurred by Landlord in reentering and repossessing the Premises, in correcting any default, in painting, altering or repairing the Premises in order to place the Premises in first-class rentable condition (whether or not the Premises are relet), in protecting and preserving the Premises and in reletting or attempting to relet the Premises, and (iv) any other amounts necessary to compensate Landlord for any other injury or detriment caused by the Default, minus the net proceeds (after deducting any rental abatements, tenant improvement allowances and other concessions and inducements) actually received by Landlord, if any, from any reletting to the extent attributable to the period prior to the date this Lease would have expired had a Default not occurred. Landlord shall have the option to recover any damages sustained by Landlord either at the time of reletting, if any, or in separate actions from time to time as said damages shall have been made more easily ascertainable by successive relettings or, at Landlord's option, to defer any such recovery until the date this Lease would have expired in the absence of a Default, in which event Tenant hereby agrees that the cause of action shall be deemed to have accrued on the aforesaid date. The provisions of this Section shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have for anticipatory breach of this Lease.

D. Liquidated  Damages:  In addition to Landlord's rights pursuant to Subsection
C. above, if Landlord terminates this Lease, Landlord shall have the right at any time, at its sole option, to require Tenant to pay to Landlord on demand, as liquidated damages, the sum of (i) the total of the Base Rent, Additional Rent and all other sums which would have been payable under this Lease from the date of Landlord's demand for liquidated damages ("Landlord's Demand") until the date this Lease would have terminated in the absence of the Default, discounted to present value at the rate of five percent (5%) per annum (the "Discount Rate"),
(ii) all  unpaid  Rent  accrued  prior to the time of  Landlord's  Demand,  plus interest thereon from the due date at the Default Rate, (iii) any and all reasonable expenses (including but not limited to attorneys' and brokerage fees) incurred by Landlord in reentering and repossessing the Premises, in correcting any default, in painting, altering or repairing the Premises in order to place the Premises in first-class rentable condition (whether or not the Premises are relet), in protecting and preserving the Premises and in reletting or attempting to relet the Premises, and (iv) any other amounts necessary to compensate Landlord for any other injury or detriment caused by the Default; minus the sum of (a) the net fair market rental value of the Premises for the period referred to in Subsection D.(i) above, discounted to present value at the Discount Rate, and (b) any sums actually paid by Tenant to Landlord pursuant to Subsection C. above-, provided, however, that if said damages shall be limited by law to a lesser amount, Landlord shall be entitled to recover the maximum amount permitted by law. The "net fair market rental value" referred to in Subsection D.(a) above shall be the fair market rental value of the Premises at the time of Landlord's Demand, reduced by any rental abatements, tenant improvement allowances and other concessions and inducements generally provided by landlords seeking to lease comparable commercial property in the area of the Premises at the time of Landlord's Demand. If reletting is accomplished within a reasonable time after Lease termination, the "net fair market rental value" referred to in Subsection D.(a) above shall be deemed prima facie to be the net rental income (after deducting any rental abatements, tenant improvement allowances and other concessions and inducements) realized upon such reletting.

E. Waiver: Tenant, on its own behalf and on behalf of all persons and entities claiming through Tenant, including but not limited to creditors of Tenant, hereby waives any and all rights and privileges which Tenant and such other persons and entities might otherwise have under any present or future law: (i) to redeem the Premises, (ii) to reenter or repossess the Premises, or (iii) to restore the operation of this Lease, with respect to any dispossession of Tenant by judgment or warrant of any court, any reentry by Landlord or any expiration or termination of this Lease, whether by operation of law or pursuant to the provisions of this Lease. Tenant hereby expressly waives receipt of a Notice to Quit.

F. Lien on Personal Property: Landlord shall have alien upon Tenant's Personal Property and other Property brought onto the Premises by Tenant, as and for security for the Rent and other obligations of Tenant herein provided. Landlord may, at any time after a Default, seize and take possession of any and all such property, excluding files (hard and electronic), records and computer disks. If Tenant fails to redeem the property so seized by payment of whatever sums may be due Landlord pursuant to this Lease, then Landlord shall have the right, after twenty (20) days written notice to Tenant to sell such personal property at public or private sale and upon such terms and conditions as Landlord may deem advantageous, and after the payment of all proper charges incident to such sale, apply the proceeds thereof to the payment of any balance due to Landlord hereunder and pay any remaining balance to Tenant. The exercise by Landlord of the foregoing remedy shall not discharge Tenant from any deficiency owed to Landlord, nor shall it preclude the exercise by Landlord of any other rights and remedies. Landlord shall not be liable to Tenant, or other owners of property seized, for damages, general or special, if Landlord reasonably believed it was acting lawfully in seizing property located in the Premises.

     G. Right of Distress: Landlord shall, to the extent permitted by law, have a right of distress for Rent.

H. Right of Landlord to Cure: If Tenant defaults in the making of any payment or in the doing of any act required to be made or done by Tenant under this Lease, then Landlord may, at its option, make such payment or do such act, and the expenses thereof, with interest thereon at the Default Rate, from the date paid by Landlord, shall constitute Additional Rent hereunder due and payable by Tenant with the next payment of Monthly Base Rent.

I. Attorneys' Fees: In the event of any Default hereunder, Tenant shall pay to Landlord all reasonable attorneys' fees incurred by Landlord in connection with such Default or the enforcement of Landlord's rights or remedies arising in connection therewith, whether or not this Lease is terminated and whether or not Landlord institutes any lawsuit against Tenant as a result of such Default. In addition to the foregoing, whether or not this Lease is terminated, Tenant shall pay to Landlord all other costs incurred by Landlord with respect to any lawsuit instituted or action taken by Landlord to enforce the provisions of this Lease.

J. Survival: Tenant's liability pursuant to this Section 19 shall survive the termination of this Lease, the institution of summary proceedings and/or the issuance of a warrant thereunder.

20.  NO WAIVER.

No failure or delay by Landlord in enforcing its right to strict performance by Tenant of every provision of this Lease or in exercising any right or remedy hereunder, and no acceptance by Landlord of full or partial rent during the continuance of any Default, shall constitute a waiver of the provision or the Default, and no provision shall be waived or modified except by a written instrument executed by Landlord. No payment by Tenant, or receipt by Landlord, of a lesser amount than the full Rent shall be deemed to be other than a payment on account, notwithstanding any endorsement or statement on any check or letter accompanying any payment of any Rent. No waiver of any Default or settlement of any proceeding instituted on account of any claimed Default shall affect or alter this Lease or constitute a waiver of any of Landlord's rights hereunder.

21.  HOLDING OVER.

If Tenant shall be in possession of the Premises after termination of this Lease (whether by normal expiration of the Term or otherwise) and Tenant's request to hold over made by at least sixty (60) days prior written notice has not been approved by Landlord, then, at Landlord's option: (i) Landlord may deem Tenant to be occupying the Premises as a tenant from month-to-month, at the sum of one hundred fifty percent (150%) of the Monthly Base Rent in effect for the last full month of the Term, plus the monthly installment of Additional Rent which is then payable pursuant to Section 5.C. of this Lease, and subject to all of the other provisions of this Lease, as applicable to a month-to-month tenancy, or
(ii) Landlord may exercise any or all remedies for Default and at law and in equity, including but not limited to an aciion against Tenant for wrongfully holding over.

22.  SUBORDINATION.

A. Lease Subordinate: This Lease shall be subject and subordinate to the lien of any and all Mortgages and to any Ground Leases, and any and all renewals, extensions, modifications, recastings and refinancings thereof. This clause shall be self-operative, without execution of any further instrument; but if requested by Landlord or any Mortgagee, Tenant shall promptly execute a certificate or other document evidencing and providing for such subordination. Landlord shall have the right to execute said document on behalf of Tenant if Tenant fails to do so within five (5) days after receipt of the request. Tenant agrees that, if any Mortgage is foreclosed or Ground Lease terminated, upon request by the purchaser at the foreclosure sale or Ground Lessor, as the case may be, Tenant shall attorn to and recognize the purchaser or Ground Lessor as the landlord under this Lease and shall make all payments required hereunder to such new landlord without any deduction or set-off of any kind whatsoever. Tenant waives the provisions of any law or regulation, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise affect this Lease or the obligations of Tenant hereunder in the event that any such foreclosure, termination or other proceeding is filed, prosecuted or completed. Notwithstanding anything herein to the contrary, any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without Tenant's consent. by giving Tenant written notice of such subordination, in which event this Lease shall be deemed to be senior to such Mortgage, and thereafter such Mortgagee shall have the same rights as it would have had if this Lease had been executed, delivered and recorded before said Mortgage. Upon Landlord's receipt of Tenant's written request therefor, Landlord shall use reasonable efforts to obtain a non-disturbance and quiet enjoyment agreement from each future Mortgagee and Ground Lessor, and Tenant shall pay all third party costs associated with obtaining the agreement, but in no event shall the fact that a non-disturbance agreement is not obtained from any future Mortgagee or Ground Lessor affect in any manner the subordination provided for in Section 22.A. hereof.

B. Modifications to Lease: in the event any of Landlord's insurance carriers or any Mortgagee requests modifications to this Lease, Tenant shall execute a written amendment incorporating such requested modifications within thirty (30) days after the same has been submitted to Tenant by Landlord, provided that such modifications do not materially adversely affect Tenant's use or quiet enjoyment of the Premises as herein permitted or any rights of Tenant hereunder against Landlord or increase the rentals and other sums payable by Tenant hereunder. In the event Tenant refuses or fails to execute such amendment within thirty (30) days, Landlord shall have the right, at its sole option, in addition to Landlord's other remedies for Default, to terminate and cancel this Lease by written notice to Tenant specifying the date on which this Lease will terminate. From and after said termination date, both Landlord and Tenant shall be relieved of any and all further obligations hereunder, except liabilities arising prior to the date of termination.

23.  ASSIGNMENT AND SUBLETTING.

A. No Transfer Without Consent: Except as hereinafter provided in Section 23.E. hereof, Tenant shall not, without the prior written consent of Landlord in each instance (which consent may be withheld in Landlord's sole and absolute discretion) (i) assign, mortgage or otherwise encumber this Lease or any of its rights hereunder; (ii) sublet the Premises or any part thereof or permit the occupancy or use of the Premises or any part thereof by any persons or entities other than Tenant; or (iii) permit the assignment of this Lease or any of Tenant's rights hereunder by operation of law. Any attempted assignment, mortgaging or encumbering of this Lease or any of Tenant's rights hereunder and any attempted subletting or grant of a right to use or occupy all or a portion of the Premises in violation of the foregoing sentence shall be void. Notwithstanding the foregoing, Landlord agrees that it shall not unreasonably withhold, condition or delay its consent to a proposed subletting, provided that all of the following conditions are satisfied: (a) there shall be no default at the time of the proposed subletting, (b) the proposed subtenant shall be creditworthy, (c) the proposed subtenant shall not be a governmental entity or a person or entity enjoying sovereign or diplomatic immunity, (d) the use of the Premises by the proposed subtenant shall not attract a volume, frequency or type of visitor or employee to the Building which is not consistent with the standards of a high-quality office building, (e) the proposed subtenant shall specifically covenant and agree to perform the obligations of Tenant hereunder and to occupy the Premises subject to the provisions of this Lease, and (f) Tenant remains liable for the faithful performance of this Lease.

B. Take-Back Rights: In addition, Tenant may not assign this Lease, nor sublet (or permit occupancy or use of) the Premises, or any part thereof, without giving Landlord thirty (30) days prior written notice thereof. For thirty (30) days following receipt of said notice if Tenant intends to sublease more than fifty percent (50%) of the Premises or to assign this Lease, Landlord shall have the right, exercisable by sending notice to Tenant, to sublet from Tenant for the balance of the Term of this Lease (i) all of the Premises in the event Tenant notified Landlord of its desire to assign this Lease, or (ii) so much of the Premises as Tenant intends to sublet in the event Tenant notified Landlord of its desire to sublet the Premises or permit another to make use thereof, at the same rental Tenant is obligated to pay to Landlord hereunder. In the event Landlord does not exercise the aforesaid right within said thirty (30) days, Tenant may attempt to assign, sublet or permit use of this Lease or such space; provided that Tenant shall obtain the prior written consent of Landlord as set forth in Subsection A. above; provided that Tenant shall obtain the prior written consent of Landlord as set forth in Subsection A. above, which consent shall be granted or withheld by the expiration of the thirty (30) day take-back period. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the Rent due from any assignee or subtenant and hereby authorizes each such party to pay said Rent to Landlord.

C. Transfer of Stock: If Tenant and/or any Guarantor is a corporation, then the sale, issuance or transfer of any voting capital stock of Tenant or any Guarantor, by the person, persons or entities owning a controlling interest therein as of the date of this Lease, which results in a change in the voting control of Tenant or the Guarantor, shall be deemed an assignment within the meaning of this Section 23. If Tenant and/or any Guarantor is a partnership, the sale or transfer of the partnership share, or any portion thereof, of any general partner shall be deemed an assignment of this Lease.

D.  Expenses and Profits; Effect of Consent:

     (1) In the event Landlord permits Tenant to assign or sublet all or a portion of the Premises to a third party, one-half (1/2) of the profits to Tenant from such assignment or subletting (that is, the sums that are paid by such third party for the right to occupy the Premises, in excess of (i) the Rent then in effect, (ii) all costs and expenses paid by Tenant pursuant to Section 23.D.(2) hereof, and (iii) all other costs and expenses actually incurred by Tenant in connection with such assignment or subletting for brokerage commissions, improvements to the Premises, advertising costs, attorney's fees, tenant allowances, and professional fees), shall be paid by Tenant to Landlord on a monthly basis as Additional Rent.

(2) Tenant shall be responsible for all reasonable costs and expenses, including attorneys' fees, incurred by Landlord in connection with any proposed or purported assignment or sublease and an
              administrative   fee  of  Two  Thousand   Five   Hundred   Dollars
              ($2,500.00).

(3) The consent by Landlord to any assignment or subletting shall neither be construed as a waiver or release of Tenant from any covenant or obligation of Tenant under this Lease, nor as relieving Tenant from giving Landlord the aforesaid thirty (30) days notice of, or from obtaining the consent of Landlord to, any further assignment or subletting. The collection or acceptance of Rent from any such assignee or subtenant shall not constitute a waiver or release of Tenant from any covenant or obligation of Tenant under this Lease, except as expressly agreed by Landlord in writing.

E. Permitted Assignments; Permitted Licensees:

Notwithstanding the foregoing provisions of this Section 23, Landlord agrees that:

     (1) So long as (a) no Default is then continuing beyond any applicable cure period, (b) no circumstance shall have occurred which with the giving of notice, the passage of time, or both would constitute a Default by Tenant, and (c) Tenant or its permitted subtenant or assignee named herein shall be occupying the entire Premises and actively conducting business therein, the provisions of this Section 23 shall not be applicable with regard to an assignment of this Lease or a subletting of the Premises to Tenant's Affiliate (as hereinafter defined), so long as (1) Tenant gives Landlord prior written notice of any such subletting or assignment to Tenant's Affiliate (as hereinafter defined); (2) Tenant originally named herein shall remain primarily liable under this Lease, notwithstanding any such assignment or subletting; and (3) no other or further assignment or subletting shall be permitted without Landlord's prior written consent. An Affiliate, as used herein, shall be a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Tenant. "Control" as used herein shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract, or otherwise; and

(2) Provided that Tenant delivers written notice to Landlord of occupancy of a portion of the Premises by a Permitted Licensee (as hereinafter defined) within five (5) business days following the commencement of each such occupancy and, only with respect to Permitted Licensees who are described in clause (i) of this
              Section 23.E.(2), Tenant delivers a copy of a revocable license agreement with such Permitted Licensee within five (5) business days following the commencement of such Permitted Licensee's occupancy of any portion of the Premises, Tenant shall not be required to obtain Landlord's prior written consent for any such occupancy by a Permitted Licensee (which occupancy shall be permitted as a matter of right) and such occupancy by a Permitted Licensee shall not constitute a sublease for the purposes of this
              Section 23. As used herein, a "Permitted Licensee" shall mean either (i) a retired officer or retired employee of Tenant, any person or party who is a client or a consultant of Tenant (or an officer or employee thereof), and any person or party who is a client or consultant of any client or consultant (or an officer or employee thereof), which party uses or occupies, but does not sublease, a portion of the Premises either in conjunction with or to support the carrying on of Tenant's regular business or as a result of an ongoing business relationship between Tenant and any client of Tenant, and (ii) any employee of Hagler Bailly, Inc., a Delaware corporation, or PHB Hagler Bailly, Inc., a Delaware corporation; provided, however, that a Permitted Licensee may only be a natural person and not any corporation, partnership, limited liability company or other form of business entity.




24.  TRANSFER BY LANDLORD.

Landlord (and any successor or affiliate of Landlord) may freely sell, assign or transfer all or any portion of its interest in this Lease or the Premises, the Building or the Land and, in the event of any such sale, assignment or transfer, shall be relieved of any and all obligations under this Lease from and after the date of the sale, assignment or transfer. From and after said date, Tenant shall be bound to such purchaser, assignee or other transferee, as the case may be, as though the latter had been the original Landlord hereunder, provided that the purchaser, assignee or transferee agrees to assume the obligations of Landlord hereunder.

25.  INABILITY TO PERFORM.

Except as provided in Section 12.B. hereof, t4:his Lease and Tenant's obligation hereunder shall in no way be affected, impaired or excused, nor shall Tenant have any claim against Landlord for damages, because Landlord, due to Unavoidable Delays, is unable to fulfill any of its obligations under this Lease, including, but not limited to, any obligations to provide any services, repairs, replacements, alterations or decorations or to supply any improvements, equipment or fixtures.

26.  ESTOPPEL CERTIFICATES.

Tenant shall, without charge, within ten (10) business days after receipt of any request therefor, execute and deliver to Landlord a certificate stating: (i) whether this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect and setting forth all such modifications); (ii) whether there then exist any defenses against the enforcement of any right of Landlord hereunder (and, if so, specifying the same in detail); (iii) the dates to which rent and any other charges hereunder have been paid by Tenant; (iv) that Tenant has no knowledge of any then uncured defaults under this Lease (or, if Tenant has knowledge of any such defaults, specifying the same in detail); (v) that Tenant has no knowledge of any event that will or may result in the termination of this Lease (or if Tenant has such knowledge, specifying the same in detail); (vi) the address to which notices to Tenant are to be sent; and (vii) such other information as may be reasonably requested. It is understood that any such certificate may be relied upon by Landlord, any Mortgagee, prospective Mortgagee, Ground Lessor, prospective Ground Lessor, or purchaser or prospective purchaser of the Land or the Building. Landlord shall, without charge, on not more than one (1) occasion in each Fiscal Year, within ten (10) business days after receipt of a request therefor from Tenant, execute and deliver to Tenant a certificate which addresses the matters described in clauses (1) through (vi) of the preceding sentence.

27.  COVENANT OF QUIET ENJOYMENT.

Landlord covenants that it has the right to make this Lease and that, if Tenant shall pay all Rent and perform all of Tenant's other obligations under this Lease, Tenant shall have the right, during the Term and subject to the provisions of this Lease, to quietly occupy and enjoy the Premises without hindrance by Landlord or its successors and assigns.

28.  WAIVER OF JURY TRIAL.

Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other with respect to any matter arising out of or connected with this Lease.

29.  BROKERS.

Landlord and Tenant each represents and warrants to the other that, except as hereinafter set forth, neither of them has employed any broker in procuring or carrying on any negotiations relating to this Lease. Landlord and Tenant shall indemnify and hold each other harmless from any loss, claim or damage relating to the breach of the foregoing representation and warranty. Landlord recognizes only The Fred Ezra Company, as agent of Tenant, as broker with respect to this Lease and agrees to be responsible for the payment of any leasing commissions owed to said broker.


30.  CERTAIN RIGHTS RESERVED BY LANDLORD.

Landlord shall have the following rights, exercisable without notice, without liability for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off, abatement of Rent or otherwise:

A. To change the Building's name or street address. In the event Landlord changes the address or name of the Building, Landlord shall reimburse Tenant's reasonable costs for replacement of Tenant's letterhead, envelopes, and business cards then on hand.

     B. To affix, maintain and remove any and all signs on the exterior and interior of the Building.

C. To designate and approve, prior to installation, all window shades, blinds, drapes, awnings, window ventilators, lighting and other similar equipment to be installed by Tenant that may be visible from the exterior of the Premises or the Building.

D. To decorate and make repairs, alterations, additions and improvements, whether structural or otherwise, in, to and about the Building and any part thereof, and for such purposes to enter the Premises, and, during the continuance of any such work, to close temporarily doors, entry ways, Common Areas in the Building and to interrupt or temporarily suspend Building services and facilities, all without affecting Tenant's obligations hereunder, as long as the Premises remain tenantable, provided that Landlord gives Tenant such notice as may be required by Section 11 hereof and that there is no unreasonable interference with Tenant's access to or use of the Premises.

E. To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided Tenant is not thereby excluded from uses expressly permitted herein.

F. To alter, relocate, reconfigure and reduce the Common Areas of the Building, as long as the Premises remain reasonably accessible, provided that Landlord gives Tenant such notice as may be required by Section 11 hereof and that there is no unreasonable interference with Tenant's access to or use of the Premises.

G. To alter, relocate, reconfigure, reduce and withdraw the Common Areas located outside the Building, including parking and access roads, as long as the Premises remain reasonably accessible.

H. To erect, use and maintain pipes and conduits in and through the Premises, provided that Landlord gives Tenant such notice as may be required by Section 11 hereof and that there is no unreasonable interference with Tenant's access to or use of the Premises.

31.  NOTICES.

No notice, request, approval, waiver or other communication which may be or is required or permitted to be given under this Lease shall be effective unless the same is in writing and hand-delivered, sent by registered or certified mail, return receipt requested, first-class postage prepaid, or sent with charges prepaid by a nationally recognized air courier service. addressed as follows:

If to Landlord:
         c/o TrizecHahn Mid-Atlantic Management Services LLC
         1250 Connecticut Avenue, N.W., Suite 500
         Washington, D.C. 20036
         Attn: Portfolio Manager - 1550 Wilson Boulevard

If to Tenant:
         Hagler Bailly Services, Inc.
         1530 Wilson Boulevard, Suite 300
         Arlington, Virginia 22209
         Attn: Ms. Angela McCluskey

or at any other address of which either party shall notify the other in accordance with this Section. Such communications, if sent by registered or certified mail, shall be deemed to have been given two (2) days after the date of mailing, or if sent by a nationally recognized air courier service, shall be deemed to have been given one (1) business day after the date of deposit of the notice with such service. If any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Premises, no notice, request or demand thereafter sent by Tenant to Landlord shall be effective until a copy of same shall be sent to such Mortgagee in the manner prescribed in this Section at such address as such Mortgagee shall designate.

32.  MISCELLANEOUS PROVISIONS.

A. Benefit and Burden: The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective successors and permitted assigns.

     B. Governing Law. This Lease shall be construed and enforced in accordance with the laws of the jurisdiction in which the Building is located.

C. No Partnership: Nothing contained in this Lease shall be deemed to create a partnership or joint venture between Landlord and Tenant, or to create any other relationship between the parties other than that of Landlord and Tenant.

D. Delegation by Landlord. Wherever Landlord has the authority to take any action under this Lease, Landlord shall have the right to delegate such authority to others, and Landlord shall be responsible for the authorized actions of such agents, employees and others, to the same extent as if Landlord had taken such action itself.

E. Tenant Responsibility for Agents. In any case where Tenant is responsible for performing or refraining from an act or for preventing an action or result from occurring, Tenant shall also be responsible for any actions taken or omitted by Tenant's agents, employees, business invitees, licensees, contractors, subtenants, family members, guests and any other individuals or entities present in the Building or on the Land at Tenant's invitation.

F. Invalidity of Particular Provisions: If any provision of this Lease or the application thereof to any person, entity or circumstance shall, to any extent, be held invalid or unenforceable, the remaining provisions and the application of such invalid or unenforceable provisions to persons, entities and circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby. Each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     G. Counterparts: This Lease may be executed in several counterparts, all of which shall constitute one and the same document.

H. Entire Agreement This Lease, and any exhibits and addenda attached hereto, embody the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease or in the exhibits or addenda shall be of any force or effect. No rights, privileges, easements or licenses are granted to Tenant hereby, except as expressly set forth herein.

     I. Amendments: This Lease may not be modified in whole or in part in any manner other than by an agreement in writing.

     J. Mortgagee's Performance: Tenant shall accept performance of any of Landlord's obligations hereunder by any Mortgagee.

K. Limitation on Interest: In any case where this Lease provides for a rate of interest that is higher than the maximum rate permitted by law, the rate specified herein shall be deemed to equal, and the party designated as recipient of such interest shall be entitled to receive, the maximum rate of interest permitted by law.

     L. Remedies Cumulative: All rights and remedies of Landlord shall be cumulative and shall not be exclusive of any other rights or remedies of Landlord hereunder or now or hereafter existing at law or in equity.

M. Annual Financial Statements: Within ten (10) business days after Landlord's written request therefor, but not more often than once per year except in the event of a proposed sale or financing of the Building, the Land or both, Tenant shall submit to Landlord Tenant's most recent annual financial statement.

33.  LENDER APPROVAL.

If the Mortgagee fails to give its consent to this Lease, Landlord shall have the right, at its sole option, to terminate and cancel this Lease. Such option shall be exercisable by Landlord by written notice to Tenant of such termination, whereupon this Lease shall be deemed cancelled and terminated, and both Landlord and Tenant shall be relieved of any and all liabilities and obligations hereunder.


34.  PARKING.

Parking will be made available to Tenant pursuant to the provisions of Exhibit E attached hereto.

35.  SECURITY DEPOSIT.

A. Amount and Uses: Landlord acknowledges receipt from Tenant of Thirty-Four Thousand One Hundred Twenty-Eight and 33/100 Dollars ($34,128.33)(the "Security Deposit"), to be held by Landlord as security for the payment of all Rent payable by Tenant and for the faithful performance by Tenant of all other obligations of Tenant under this Lease. Said Security Deposit shall be repaid to Tenant after the termination of this Lease (or any renewal thereof), provided Tenant shall have made all such payments and performed all such obligations hereunder. Landlord shall not be required to maintain the Security Deposit in a separate account but shall maintain the Security Deposit in an account bearing interest at the rate earned on other similar deposits held by Landlord. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord, and any such act shall be void. Landlord may, at Landlord's option, appropriate and apply the entire Security Deposit, or so much thereof as Landlord believes may be necessary, to compensate Landlord for the payment of any past-due Rent and for loss or damage sustained by Landlord due to any Default. In the event Landlord appropriates or applies the Security Deposit in such a manner, Tenant, within five (5) days after notice thereof, shall pay to Landlord an amount sufficient to restore the Security Deposit to the original sum deposited. Tenant's failure to restore any such deficiency shall constitute a Default hereunder. In the event of bankruptcy or other debt or creditor proceedings by or against Tenant, the Security Deposit shall be applied first to the payment of Rent due Landlord for all periods prior to the filing of such proceedings. In lieu of the cash Security Deposit hereinabove provided for, Tenant shall have the option to deposit with Landlord, not later than October 31,1999 a letter of credit (the "Letter of Credit") in an amount equal to the Security Deposit, which Letter of Credit shall thereupon constitute the Security Deposit. In the event that Tenant does not deposit a Letter of Credit with Landlord on or before October 31, 1999, Tenant shall have no further right to do so. The Letter of Credit shall be maintained throughout the remainder of the Term. Any Letter of Credit delivered to Landlord by Tenant shall be an unconditional, irrevocable letter of credit in a form and from a financial institution located in the Washington, D.C. metropolitan area and acceptable to Landlord in its sole discretion. Said Letter of Credit shall provide that it shall expire on the sixtieth (60th) day following the date of expiration of the Term of this Lease. At Tenant's option, said Letter of Credit shall have a term equal to the period expiring on the first anniversary of the date of issuance thereof, in which event Tenant covenants that a renewal of said Letter of Credit shall be delivered to Landlord by that date which is thirty
(30) days prior to the expiration date thereof, and thereafter a renewal of the Letter of Credit shall be delivered to Landlord by Tenant by that date which is thirty (30) days prior to each succeeding anniversary of the original expiration date of the Letter of Credit. If Tenant fails to so renew and deliver said Letter of Credit to Landlord by the thirtieth (30th) day preceding each said expiration date, such failure shall constitute a Default hereunder (as to which no cure period shall be applicable) and Landlord may draw upon the Letter of Credit then in effect without the necessity of any other monetary or other default hereunder by Tenant, in which event the proceeds thereof shall be held by Landlord. Said Letter of Credit shall provide that Landlord shall be permitted to draw on same on multiple occasions following the occurrence of a Default by Tenant under this Lease; provided, however, that in the event that said Letter of Credit would expire during the pendency of any litigation to resolve whether such Default has occurred, Landlord may draw upon said Letter of Credit prior to the expiration thereof. In the event that Landlord draws upon the Letter of Credit after a Default by Tenant as aforesaid, Landlord shall use, apply or retain all or any portion of the proceeds thereof for (i) the payment of any Rent or any other sums as to which Tenant is in default, (ii) the payment of any amount which Landlord may spend or become obligated to spend to repair damage to the Premises or the Building for which repairs Tenant is liable hereunder, or (iii) compensation to Landlord for any losses which Landlord is entitled to recover hereunder by reason of Tenant's Default, including, but not limited to, any damage or deficiency arising in connection with the reletting of the Premises and all associated reasonable legal fees. In the event that the Letter of Credit is drawn upon by Landlord for failure of Tenant to renew said Letter of Credit as aforesaid, the proceeds thereof shall be held by Landlord in accordance with the provisions respecting the Security Deposit under this
Section 36, and, in such event, within sixty (60) days after the expiration of the Term, and provided Tenant has vacated the Premises and is not in default hereunder, Landlord shall return such proceeds to Tenant, less such portion thereof as Landlord may be entitled hereunder to apply to satisfy any Default by Tenant hereunder. In the event that Tenant is in default upon the expiration of the Term and Landlord does not use all of the Security Deposit to cure such default, then, after such default has been cured, Landlord shall return any unused balance of the Security Deposit to Tenant. The use, application or retention of the proceeds of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, and shall not limit any recovery to which Landlord may otherwise be entitled. In the event of the sale or transfer of Landlord's interest in the Building or the Land, Landlord shall transfer the proceeds of the Letter of Credit to the purchaser or transferee, in which event Tenant shall look only to the purchaser or transferee for the return of the proceeds of the Letter of Credit, and Landlord shall be released from all liability to Tenant for the return of such proceeds.

B. Transferability: In the event of a sale or transfer of Landlord's interest in the Building or of the interest of any successor or assign of Landlord, Landlord (or such successor or assign) shall have the right to transfer the Security Deposit to any vendee or transferee and shall thereupon be released automatically from any liability therefor. Tenant shall look solely to the transferee for the return of the Security Deposit. No Mortgagee or purchaser of any or all of the Building at any foreclosure proceeding shall (regardless of whether the Lease is at the time subordinated to the lien of said Mortgage) be liable to Tenant or any other person for any of such Security Deposit, or any other payment made by Tenant hereunder, unless Landlord has actually delivered said deposit or other such sum to such Mortgagee or purchaser. In the event of any rightful and permitted assignment of Tenant's interest in this Lease, the Security Deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no liability to the assignor with respect to the return of the Security Deposit.

36.  HAZARDOUS MATERIALS.

A. Definition: As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "infectious wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any federal, state or local laws, regulations or ordinances including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

B. General Prohibition. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in under or about the Premises, the Building, or the Land (hereinafter referred to collectively as the "Property") by Tenant, its affiliates, agents, employees, contractors, subtenants, assignees or invitees. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including without limitation, attorneys', consultants', and experts' fees, court costs and amount paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from a breach of this prohibition by Tenant, its affiliates, agents, employees, contractors, subtenants, assignees or invitees.

C. Notice: In the event that Hazardous Materials are discovered upon, in, or under the Property, and any governmental agency or entity having jurisdiction over the Property requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Property by Tenant or its affiliates, agents, employees, contractors, subtenants, assignees or invitees but not those of its predecessors. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Property or any portion thereof without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of. (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Property or any portion thereof; (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Tenant has notice thereof) pursuant to any laws respecting Hazardous Materials; (iii) any claim made or threatened by any person against Tenant or the Property or any portion thereof relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to any governmental agency or entity arising out of or in connection with any Hazardous Materials in, on under or about or removed from the Property or any portion thereof, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, the Property or Tenant's use or occupancy thereof.

D. Landlord's Obligations: Landlord hereby advises Tenant that Landlord has no actual knowledge of the existence of any Hazardous Materials in the Premises or in the structure of the Building. In the event that Landlord obtains actual knowledge of the presence of Hazardous Materials in the Building or in the Premises in a quantity and of a nature that violates any applicable governmental laws or regulations and that were not introduced to the Building by or on behalf of Tenant, Landlord shall take such action, if any, as may be required to comply with such governmental laws or regulations, and Landlord shall notify Tenant in advance of any such corrective action by Landlord and advise Tenant of the nature of the action to be taken and Landlord's estimate of the approximate time that such action will take to be completed.

     E. Survival: The respective rights and obligations of Landlord and Tenant under this Section 36 shall survive the expiration or earlier termination of this Lease.

37.  RELOCATION OF TENANT. [Intentionally omitted.]

38.  NO RECORDATION.

Tenant shall not record or attempt to record this Lease or any memorandum hereof in any public records without the prior written approval of Landlord, which may be denied in Landlord's sole and absolute discretion. In the event that Landlord grants its approval to record this Lease or a memorandum hereof, Tenant shall pay all recordation fees, taxes and charges in connection with such recordation.

39.  TENANT'S OPTION TO TERMINATE.

Notwithstanding anything in this Lease to the contrary, Hagler Bailly Services, Inc., a Delaware corporation ("Hagler"), shall have the right, exercisable at Hagler's sole option, to terminate this Lease, said right of Hagler to be exercisable by giving written notice thereof (the "Termination Notice") to Landlord, which Termination Notice shall set forth a date of termination which is specified to be September 30, 2002 (the "Termination Date"), and which notice shall be given, if at all, not later than September 30, 2001. In the event that Hagler exercises its termination option hereunder, this Lease shall continue in full force and effect until the Termination Date, whereupon Hagler shall surrender possession of the Premises in accordance with the provisions of this Lease, this Lease shall terminate with respect to the Premises as if the Termination Date were the Lease Expiration Date set forth herein, and all Additional Rent shall be prorated as of the Termination Date, and neither party shall have any obligations hereunder accruing after the Termination Date. Hagler's right hereunder to terminate this Lease shall be exercisable only if
(1) Hagler is not then in default under this Lease, and (2) Hagler pays to Landlord, contemporaneously with the giving of its Termination Notice, Two Hundred Seventeen Thousand Two Hundred Sixty and 96/100 Dollars ($217,260.96) (the "Termination Fee"). The Termination Fee payable by Hagler to Landlord pursuant to the immediately preceding sentence shall be in addition to the Rent coming due between the date of the Termination Notice and the Termination Date.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Deed of Lease under seal as of the day and year first above written.

WITNESS:                   LANDLORD:
                           TRIZECHAHN CENTERS, INC., a California corporation d/b/a TRIZECHAHN 1550 WILSON BLVD. MANAGEMENT

By:                                  Name: /s/ Holly H. Davis


ATTEST:                    TENANT:
[Corporate Seal]           HAGLER BAILLY SERVICES, INC., a Delaware corporation
By: /s/ John R. Armstrong                By: /s/ Stephen V.R. Whitman
                                        Name: Stephen V.R. Whitman
                                  Its: Senior Vice President and General Counsel

                                    EXHIBIT A

                          [Description To Be Provided]

                                    EXHIBIT A

                       [FLOOR PLAN INTENTIONALLY OMITTED]

                                    EXHIBIT B

                       DECLARATION BY LANDLORD AND TENANT
                    AS TO DATE OF DELIVERY AND ACCEPTANCE OF
                    POSSESSION, LEASE COMMENCEMENT DATE, ETC.

THIS DECLARATION made this ______ day of ___________, 19 ____ is hereby attached to and made a part of the Deed of Lease dated the ____ day of ________, 1999 (the "Lease"), entered into by and between TRIZECHAHN CENTERS, INC., a California corporation d/b/a TRIZECHAHN 1550 WILSON BLVD. MANAGEMENT, as Landlord and HAGLER BAILLY SERVICES, INC., a Delaware corporation, as Tenant. All terms used in this Declaration have the same meaning as they have in the Lease.

     (i) Landlord and Tenant do hereby declare that possession of the Premises was accepted by Tenant on the _________ day of _________, 19__;

     (ii) As of the date hereof, the Lease is in full force and effect, and Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior to said date; (iii) The Lease Commencement Date is hereby established to be ________, 19__; and (iv) The Lease Expiration Date is hereby established to be ____________unless the Lease is sooner terminated pursuant to any provision thereof.


WITNESS:                    LANDLORD:
                            TRIZECHAHN CENTERS, INC., a California corporation d/b/a TRIZECHAHN 1550 WILSON BLVD. MANAGEMENT

By:                                                          By:
                                      Name:
                                      Its:

ATTEST:                       TENANT:
[Corporate Seal]            HAGLER BAILLY SERVICES, INC., a Delaware corporation

By:                                                          By:
                                      Name:
                                      Its:

            [NOTE: NOT TO BE EXECUTED AT TIME OF EXECUTION OF LEASE]

                                    EXHIBIT C

                                 WORK AGREEMENT

THIS WORK AGREEMENT is hereby attached to and made part of the Deed of Lease dated August 29, 1999 entered into by and between TRIZECHAHN CENTERS, INC., a California corporation d/b/a TRIZECHAHN 1550 WILSON BLVD. MANAGEMENT, as Landlord, and HAGLER BAILLY SERVICES, INC., a Delaware corporation, as Tenant (the "Lease). All terms used in this Work Agreement have the same meaning as they have in the Lease.

1.                      ARCHITECTURAL DESIGN SERVICES.

Tenant shall engage an architect for competitive market fees to provide a space plan and completed, finished and detailed architectural drawings and specifications for all work to be provided by Landlord under Paragraph 4 hereof, which drawings and specifications shall be completed at Tenant's sole cost and expense, which shall be payable out of the Tenant Allowance (as hereinafter defined) to the extent that funds are available therefrom for such purpose. The architect who prepares such drawings and specifications is hereinafter referred to as the "Space Planner". Any architectural drawings and specifications which are completed for Additional Tenant Work (as defined in Paragraph 5 hereof) shall also be prepared by the Space Planner at Tenant's expense. All such plans are expressly subject to Landlord's review and written approval.

2.                    ENGINEERING DESIGN SERVICES.

Tenant, at Tenant's sole cost and expense, which shall be payable out of the Tenant Allowance (as hereinafter defined) to the extent that funds are available therefrom for that purpose, shall provide the design services of, a licensed professional engineer (the "Engineer"), to prepare complete Building standard mechanical and electrical plans and specifications, as necessary for Tenant's Work to be performed pursuant to Paragraph 4 hereof. Any mechanical or electrical plans shall be prepared by the Engineer at Tenant's sole cost and expense, which shall be payable out of the Tenant Allowance (as hereinafter defined) to the extent that funds are available therefrom for that purpose. All such plans are expressly subject to Landlord's review and written approval, which shall not be unreasonably withheld, conditioned or delayed.

3.  TENANT'S RESPONSE TIME.

Tenant covenants and agrees to deliver to Landlord and the Engineer on or before the fifth (5th) day following the date of receipt by Tenant of all final detailed architectural plans and specifications and engineering plans for Tenant's Work and Additional Tenant Work, if any, sufficient to obtain bids for Tenant's Work and Additional Tenant Work, if any (the "Final Plans and Specifications") Tenant written approval of such Final Plans and Specifications and, prior thereto, to provide Landlord and the Space Planner and Engineer with all information requested by them in order to complete the Final Plans and Specifications, within five (5) days of each such request. Any and all changes made to the Final Plans and Specifications subsequent to Tenant's written approval of same shall be at the sole cost of Tenant.

4.               TENANT'S WORK.

Landlord shall make available for the performance of Tenant's Work, and for the other purposes hereinafter specified, an allowance (the "Tenant Allowance") in an amount equal to the product of (i) Five Dollars ($5.00) multiplied by (ii) the number of rentable square feet comprising the Premises. Landlord shall perform Tenant's Work and shall pay directly to its general contractor and other service providers and vendors the cost of performing all improvements shown and contemplated by the Final Plans and Specifications ("Tenant's Work"), including, but not limited to, the cost of demolition, permits and governmental inspections, all architectural and engineering fees, and a fee to Landlord in an amount equal to five percent (5%) of the hard costs of Tenant's Work and any Additional Tenant Work (as hereinafter defined), all of which costs shall be payable out of the Tenant Allowance to the extent that the Tenant Allowance is sufficient for that purpose, and any excess amount of which costs shall be paid by Tenant within thirty (30) days following Tenant's receipt of an invoice therefor from Landlord.

Landlord shall solicit bids for Tenant's Work from at least three (3) contractors, one (1) of which may be designated by Tenant, if so designated by Tenant within two (2) business days after Landlord's request therefor (which request may be made verbally). All general contractor bids shall be submitted to Tenant for its review, and Tenant shall have five (5) days following receipt of the bids within which to direct that changes be made in the bid documents to reduce the cost of the work on which the bids were based. The general contractor selected to construct the Tenant's Work shall (i) demonstrate sufficient experience, in Landlord's reasonable opinion, to complete the Tenant's Work in a workmanlike manner, (ii) furnish a certificate of insurance, and (iii) satisfy other reasonable industry requirements.

5.  ADDITIONAL TENANT WORK.

Tenant shall be responsible for coordinating at its expense the placement and installation of all telephone equipment and outlets. If Tenant shall desire any work to be performed by Landlord in the Premises, other than Tenant's Work, that is, any work the cost of which is in excess of the funds available for that purpose from the Tenant Allowance ("Additional Tenant Work"), all Additional Tenant Work shall be performed at Tenant's sole expense.

Tenant shall not have the right to order extra work or change orders with respect to the construction of Tenant's Work without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall pay for any increase in the actual cost of constructing Tenant's Work occasioned by a change to the Final Plans and Specifications requested by Tenant, including, but not limited to, contractors usual and customary overhead and profit. Said payment by Tenant shall be made within thirty (30) days following Tenant's receipt of an invoice therefor from Landlord, which invoice may be issued as early as Landlord's approval of the change order.

The failure of Tenant to pay any portion of the cost of the Additional Tenant Work within thirty (30) days following Tenant's receipt of an invoice therefor from Landlord shall constitute a Default under the Lease entitling Landlord to exercise all rights and remedies. In the event of a Default by Tenant which results in a termination of the Lease, Landlord shall also be entitled to damages in respect of Tenant's Work undertaken on behalf of Tenant.

6. SUBSTANTIAL COMPLETION OF TENANT'S WORK.

Tenant's Work shall be considered "substantially complete" for all purposes of this Work Agreement and the Lease if Landlord has performed or completed substantially all of Tenant's Work, except (a) punch list items and details of construction, decoration or adjustment which do not substantially interfere with Tenant's ability to occupy the Premises, or to complete improvements to the Premises to be made by Tenant, and/or (b) custom or specialty items requested by Tenant for Tenant's Work or Additional Tenant Work and other items which cannot be completed until said custom or specialty items are delivered, or Tenant's Work or Additional Tenant Work requiring use of such items is completed.

7. DATE OF SUBSTANTIAL COMPLETION, NO LIABILITY, ETC.

Landlord shall use reasonable efforts to substantially complete Tenant's Work within sixty (60) calendar days after the date set forth for Tenant's approval of the Final Plans and Specifications set forth in Paragraph 3 hereof or the date on which Landlord receives from Tenant Tenant's written approval of the Final Plans and Specifications set forth in Paragraph 3 hereof, whichever is later. However, Landlord shall in no event be liable or subject to any claim for failure to substantially complete Tenant's Work by such date or for delay or inability to deliver possession of the Premises to Tenant for any reason. If Landlord shall be delayed in substantially completing said work as a result of.

(a) Tenant's failure to furnish to Landlord, on or before the dates and time periods set forth in Paragraphs 3 and 5 hereof, the Final Plans and Specifications, information, requirements and/or approvals for any work to be done hereunder;
(b) Tenant's request for changes in plans subsequent to the date set forth for Tenant's approval of the Final Plans and Specifications set forth in Paragraph 3 hereof;
(c) Tenant's failure to approve the plans, specifications or cost estimates for Additional Tenant Work or make any payment within the time required under Paragraph 5 hereof,
(d)      Tenant's request for materials, finishes or installations; or
(e) The result of Tenant's, its agents' or employees' acts, failure to act, or failure to act in a timely manner;

then, solely for the purposes of determining the commencement date of Tenant's liability for rent and other charges under the Lease, such delay shall neither postpone the Lease Commencement Date nor the date of substantial completion by Landlord or occupancy by Tenant of the Premises.

On or before Tenant takes possession of the Premises, Landlord and Tenant shall walk through the Premises and shall agree upon a punch list of items to be completed by Landlord. Landlord shall attempt to complete all items on said punch list within thirty (30) days after the punch list is completed. The taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises are in good and satisfactory condition at the time possession is taken, that Tenant's Work is substantially complete and that Tenant's Work is satisfactory, with the exception of punch list items remaining to be done or repaired as of the date Tenant accepts possession and latent defects, which latent defects Landlord shall remain responsible to repair during the first five
(5) years of the initial Term of the Lease.

B.  TENANT ACCESS.

Landlord shall permit Tenant and its agents to enter the Premises fourteen (14) days prior to the date which Landlord anticipates to be the Lease Commencement Date to enable Tenant to perform such work and decorations as Landlord shall approve, provided that (i) Tenant and its agents and contractors shall be deemed to be bound by all of the terms, covenants, provisions and conditions of the Lease, including but not limited to Section U.B. regarding Tenant's indemnification obligations, Section 14.A. regarding Tenant's obligation to repair injury, loss or damage which may occur to any of Tenant's installations made prior to the Lease Commencement Date, and Section 17 regarding insurance, the same being installed and maintained solely at Tenant's risk, (ii) neither Tenant nor any of its contractors, employees or agents shall in any manner interfere with or delay the performance of Tenant's Work, and (iii) all such entries prior to the Lease Commencement Date shall be coordinated in advance with Landlord's contractors. In the event that Landlord does not notify Tenant of the opportunity to enter the Premises to perform cabling and wiring work prior to the walls of the Premises being enclosed, Landlord shall provide "ring and string" for data communication lines in the Premises.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Agreement under seal as of the day and year first above written.

WITNESS:               LANDLORD:

                    TRIZECHAHN CENTERS, INC., a California corporation
                   d/b/a TRIZECHAHN 1550 WILSON BLVD. MANAGEMENT
By:                                             By: /s/ Holly H. Davis
                                               Name: Holly H. Davis
                                      Its:

ATTEST:                    TENANT:
[Corporate Seal]          HAGLER BAILLY SERVICES, INC., a Delaware corporation

By: /s/ John R. Armstrong                  By: /s/ Stephen V.R. Whitman
                                           Name: Stephen V.R. Whitman
                                  Its: Senior Vice President and General Counsel

                                    EXHIBIT D

                              RULES AND REGULATIONS

The following rules and regulations have been formulated for the safety and well-being of all the tenants of the Building. Adherence to these rules and regulations by each and every tenant contributes to safe occupancy and quiet enjoyment of the Building. Any violation of these rules and regulations by any tenant which continues after notice from Landlord shall be a Default under such tenant's lease, at the option of Landlord.

Landlord may, upon request by any tenant, waive compliance by such tenant of any of the following rules and regulations, provided that (a) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (b) no such waiver shall relieve any tenant from the obligation to comply with such rule or regulation in the future, unless expressly consented to by Landlord, and (c) no such waiver granted to any tenant shall relieve any other tenant from the obligation of complying with said rule or regulation unless such other tenant has received a similar waiver in writing from Landlord.

1. The sidewalks, entrances, passages, courtyards, elevators, vestibules, stairways, corridors, halls and other parts of the Building not occupied by any tenant (hereinafter "Common Areas") shall not be obstructed or encumbered by any tenant or used for any purposes other than ingress and egress to and from the tenant's premises. No tenant shall permit the visit to its premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the Common Areas by other tenants.

2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of a tenant's premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, screens and other fixtures shall be of a quality, type, design and color acceptable to Landlord and shall be attached in a manner approved by Landlord.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside if visible from the outside of the tenant's premises of the tenant's premises or in the Building without the prior written consent of Landlord. In the event of any violation of the foregoing by any tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to the tenant or tenants responsible for violating this rule. All interior signs on the doors and directory tablet of the Building shall be inscribed, painted or affixed by Landlord at the expense of each tenant, and shall be of a size, color and style acceptable to Landlord, except that Landlord shall initially provide, at Landlord's expense, a listing for Tenant on the Building's directory, replacements for which shall be at Tenant's expense.

4. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the Common Areas without the prior written consent of Landlord. 5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. No tenant shall throw anything out of the doors or windows or down any corridors of stairs.

6. There shall be no marking, painting, drilling into or other form of defacing of or damage to any part of a tenant's premises or the Building. No boring, cuffing or stringing of wires shall be permitted except for affixing decorative items such as pictures. No tenant shall construct, maintain, use or operate within its premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system. Upon prior written approval by Landlord, a tenant may install Muzak or other internal music system within the tenant's premises if the music system cannot be heard outside of the premises.

7. No tenant shall make or permit to be made any disturbing noises or disturb or interfere with the occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, tape recorder, whistling, singing or any other way.

8. No bicycles, vehicles, animals, birds or pets of any kind shall be brought into or kept in or about a tenant's premises or in the Building.

9. No cooking shall be done or permitted by any tenant on its premises, except that, with Landlord's prior written approval (including approval of plans and specifications therefor) (which approval shall not be unreasonably withheld, conditioned or delayed), a tenant may install and operate for convenience of its employees a lounge or coffee room with a stove, microwave oven, sink and refrigerator; provided that in so doing the tenant shall comply with all applicable building code requirements and any insurance or other requirements specified by Landlord. No tenant shall cause or permit any unusual or objectionable odors to originate from its premises.

10. No space in or about the Building shall be used for the manufacture, storage, sale or auction of merchandise goods or property of any kind.

11. No tenant shall buy or keep in the Building or its premises any inflammable, combustible or explosive fluid, chemical or substance.

12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress and egress. Each tenant shall, upon the termination of its tenancy, return to Landlord all keys used in connection with its premises, including any keys to the premises, to rooms and offices within the premises, to storage rooms and closets, to cabinets and other built-in furniture, and to toilet rooms, whether or not such keys were furnished by Landlord or procured by the tenant, and in the event of the loss of such keys, such tenant shall pay to Landlord the cost of replacing the locks. On termination of a tenant's lease, the tenant shall disclose to Landlord the combination of all locks for safes, safe cabinets and vault doors, if any, remaining in the premises.

13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description, must take place in such manner and during such hours as Landlord may require. Landlord reserves the right (but shall not have the obligation) to inspect all freight brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations or any provision of any tenant's lease.

14. Any person employed by any tenant to do janitorial work within the tenant's premises must obtain Landlord's approval (which approval shall not be unreasonably withheld, conditioned or delayed) prior to commencing such work, and such person shall comply with all instructions issued by the superintendent of the Building while in the Building. No tenant shall engage or pay any employees on the tenant's premises or in the Building, except those actually working for such tenant on said premises.

15. No tenant shall purchase spring water, ice, coffee, soft drinks, towels or other like merchandise or service from any company or person who has, in Landlord's reasonable opinion committed violations of Building regulations or caused a hazard or nuisance to the Building and/or its occupants.

16. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's reasonable opinion, tends to impair the reputation or desirability of the Building as a building for offices and, upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising.

17. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building's management or its agents. Landlord may at its option require all persons admitted to or leaving the Building to register between the hours of 6 p.m. and 8 a.m., Monday through Friday, and all times on Saturdays, Sundays and holidays. Each tenant shall be responsible for all persons for whom it authorized entry into the Building, and shall be liable to Landlord for all acts of such persons.

18. Each tenant shall see that all lights are turned off before closing and leaving its premises at any time.

19. The requirements of tenants will be attended to only upon application at the office of the Building. Building employees have been instructed not to perform any work or do anything outside of their regular duties, except with special instructions from the management of the Building.

20. Canvassing, soliciting and peddling in the Building is prohibited, and each tenant shall cooperate to prevent the same.

21. No water cooler, plumbing or electrical fixture shall be installed by tenant without Landlord's prior written consent.

22. No hand trucks, except those equipped with rubber tires and side guards, shall be used to deliver or receive any merchandise in any space or in the Common Areas of the Building, either by tenant or its agents or contractors.

23. Access plates to under floor conduits shall be left exposed. Where carpet is installed, carpet shall be cut around the access plates.

24. Mats, trash and other objects shall not be placed in the public corridors.

25.  [Intentionally omitted.]

26. Landlord shall not maintain suite finishes which are non-standard such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, Landlord shall arrange for the work to be done at tenant's expense.

27. Landlord's employees are prohibited from receiving articles delivered to the Building and, if any such employee receives any article for any tenant, such employee shall be acting as the agent of such tenant for such purposes.

28. No smoking shall be permitted in any of the Common Areas of the Building or in the tenant's premises. All cigarettes and related trash shall be disposed of in trash receptacles and not on the sidewalk, parking lot or grass.

                                    EXHIBIT E

                                     PARKING


1.  AVAILABILITY; RENT.

Landlord agrees that it will provide to Tenant sufficient space to park twenty-six (26) automobiles, either in the garage of the Building or as otherwise provided. For each month during the Term, Tenant shall pay, directly to the garage operator for the use of such parking spaces, an amount equal to the product obtained by multiplying: (i) the number of parking spaces herein designated, by (ii) the market rent for each such space, as determined from time to time by Landlord or the garage operator. No specific parking spaces will be allocated for use by Tenant. Landlord reserves the right to institute either a valet or self parking system; provided, however, that if at any time during the Term of the Lease Landlord provides to Tenant any additional spaces, Landlord shall at all times have the right to reclaim such spaces upon thirty (30) days notice to Tenant. Tenant shall have the right to terminate its lease of parking spaces from time to time throughout the Term of the Lease upon thirty (30) days written notice to Landlord or the garage operator, as the case may be, and shall have the right to again lease such space(s) upon at least sixty (60) days written notice to Landlord or the garage operator, as the case may be, if such spaces are then available.

2. REGULATIONS; LIABILITY.

Tenant and its employees, agents and invitees shall observe reasonable safety precautions in the use of the garage and shall at all times abide by all rules and regulations promulgated by Landlord and/or the garage operator governing use of the garage. Landlord does not assume any responsibility for, and shall not be held liable for, any damage or loss to any automobiles parked in the garage or to any personal property located therein, or for any injury sustained by any person in or about the garage.

                                    EXHIBIT F

                           FORM OF OPERATING EXPENSES
                               AND REAL ESTATE TAX
                               EXPENSES STATEMENT

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT G
                             CLEANING SPECIFICATIONS



CLEANING SPECIFICATIONS

LAVATORIES:

Lavatories - Daily:

Wash:

a. Shelves
b. Brightwork (Handles, Piping, Hinges)
c. Sinks
d. Urinals
e. Toilets
f. Floors
g. Tile Walls - Spot Clean
h. Partitions and Legs
i. Vents
j. Receptacles
k. Mirrors

Stock with supplies furnished by contractor:

a. Handsoap
b. Towels
c. Tissue
d. Sanitary Napkins
e. Seat Covers

Polish to remove water spots:

a. Brightwork
b. Mirrors
c. Shelves
d. Partitions

LAVATORIES - SPECIAL INSTRUCTIONS:

Tile Floors

Tile floors will be mopped daily using a germicidal detergent. Any stained areas will be machine scrubbed daily as required to maintain a uniform appearance. Floors will be stripped and waxed as needed.

Tile Walls

Tile walls will be spot cleaned with disinfectant. Walls will be completely cleaned monthly or as needed.

Partitions

Partitions will be entirely wiped clean daily. Supporting legs will be cleaned and polished as necessary.

Trash Rece2tacles

Trash will be removed daily. Plastic liners will be provided and changed daily in all types of receptacles.

LAVATORIES - SPECIAL INSTRUCTIONS:

Hand Soap Dispensers

Hand soap dispensers will be checked daily for adequate supply levels and will be filled as necessary.

Paper Supplies

All paper dispensers will be filled completely each night. In some areas, it may be necessary to place extra rolls of wrapped paper so that no shortages occur.

High Dusting

All high fixtures and lights will be dusted as needed.

Carpeted Floors

All carpeted bathroom areas will be vacuumed daily and shampooed as needed.

OFFICES, HALLWAYS, AND PUBLIC AREAS:

Waste Baskets-- Daily

Waste baskets to be emptied daily. Plastic liners to be provided to tenant waste baskets and changed as needed. Only remove trash in waste can or clearly marked "trash".

Ashtrays - Daily

Ashtrays to be emptied and wiped clean daily. Sand levels will be maintained in cigarette urns.

Dusting - Daily

All furniture and flat surfaces will be dusted daily with a treated cloth. Desks and tables not cleared of paper and work materials will only be dusted where desk is exposed. Papers are not to be moved. Telephones, glass desk tops and tables will be damp wiped.'

Spot Cleaning - Daily

All handprints and spots will be removed from doors and light switches. Woodwork and interior glass will be spot cleaned as needed.

Vacuuming - Daily/Weekly

All rugs and carpets will be vacuumed daily in all traffic areas. Hard-to-reach spots, such as corners, under desks and chairs, behind plants, etc., shall be vacuumed weekly with accessory tools, with light furniture moved to accomplish cleaning.

Carpet S2ot Cleaning - Daily

An effort will be made to remove carpet spots and stains.

Tile Floors - Daily

All tile floors will be dusted daily and mopped as needed. Extreme care shall be exercised in all mopping so as to avoid splashing walls, furniture, or carpet. All tile floors will be buffed as required to maintain a finish.

Water Coolers - Daily

Water Coolers shall be cleaned and polished.
Main Lobby and Corridor Floors

Mop floors daily and buff as required to maintain a lustrous finish.

Elevators - Daily

Interior surfaces and all doors to be spot cleaned for fingerprints.

Entrance Door Glass - Daily

All entrance door glass shall be spot cleaned.

Stairways and Landings - Weekly

Spot cleaning of walls and doors will be done weekly. Handrails, ledges, fire points, and miscellaneous hardware will be cleaned weekly. Day porter will be responsible for sweeping and mopping stairwells and landings weekly.

Elevators - Monthly

Carpets will be shampooed as needed.

Glass Partitions and Doors - Monthly

All glass partitions and doors will be cleaned with ammonia using a squeegee, clean rag, or paper towels.

Air Conditioning Grills - Monthly

All areas around air conditioning and return air grills will be cleaned once each month or more often, if necessary. Care will be taken so as to prevent dirt from falling on floor or other surfaces.

Tile Floors - Monthly

Machine stripping and/or scrubbing shall be accomplished as needed to remove dirt-embedded finishes, stains, spillage and wax buildup. New wax and sealer, if required, will then be applied.

Venetian Blinds - Monthly

All venetian blinds will be dusted and/or damp wiped as needed.

Entrance Mats - Monthly

Entrance mats will be shampooed as needed.

High Dusting - Quarterly

Pipes, ledges, ceilings, sprinklers, moldings, picture frames, etc., will be dusted every three months or more frequently if necessary.

Lavatories'- Quarterly

Strip and wax tile floors completely.

Carpet "Shampooing" - Annually

All carpeted public areas to be "shampooed".

Special Floor Coverings - As Necessary

     Parquet, quarry, ceramic, raised computer floors, and other special floor coverings will be treated with appropriate methods and materials. Walls, Woodwork and Partitions - As Necessary

All walls and ceilings will be brushed down as necessary with approved wall duster or a vacuum cleaner.